CKF Bancorp, Inc.

Accountants’ Report and Financial Statements

December 31, 2011 and 2010

CKF Bancorp, Inc.

December 31, 2011 and 2010

Independent Accountants’ Report

Audit Committee and Board of Directors

CKF Bancorp, Inc.

Danville, Kentucky

We have audited the accompanying consolidated balance sheets of CKF Bancorp, Inc. (Company) as of December 31, 2011 and 2010, and the related consolidated statements of operations, changes in stockholders’ equity and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of the Company as of December 31, 2011 and 2010, and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ BKD, LLP

March 22, 2012

Louisville, Kentucky

CKF BANCORP, INC. AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS

	December 31,
	2011	2010

Assets

Cash and due from banks	$1,020,544	$1,080,552
Interest bearing deposits	1,349,896	4,087,443
Cash and cash equivalents	2,370,440	5,167,995

Investment securities
Securities available-for-sale	6,079	8,745
Securities held-to-maturity (market values of $11,808,296 and $11,188,701 at December 31, 2011 and 2010, respectively)	11,395,025	10,902,878
Federal Home Loan Bank stock, at cost	2,091,000	2,091,000
Loans receivable	108,763,181	108,489,854
Allowance for loan losses	(1,847,723)	(1,699,292)
Accrued interest receivable	555,990	543,172
Real estate owned	1,075,526	1,205,084
Office property and equipment, net	1,735,734	1,777,539
Deferred federal income tax	281,031	197,910
Goodwill	-	1,099,588
Other assets	549,422	690,295

Total assets	$126,975,705	$130,474,768

Liabilities and Stockholders’ Equity

Deposits	$100,604,944	$101,086,844
Advances from Federal Home Loan Bank	13,000,000	15,000,000
Other liabilities	385,917	430,058

Total liabilities	113,990,861	116,516,902

Preferred stock, 100,000 shares, authorized and unissued	-	-
Common stock, $.005 par value, 4,000,000 shares authorized; 2,000,000 shares, issued	10,000	10,000
Additional paid-in capital	10,002,831	10,002,831
Retained earnings, substantially restricted	10,748,038	11,717,731
Accumulated other comprehensive loss	(26,418)	(24,658)
Treasury stock, 774,198 and 773,947 shares, respectively, at cost	(7,737,901)	(7,736,332)
Incentive Plan Trust, 1,200 shares, at cost	(11,706)	(11,706)

Total stockholders’ equity	12,984,844	13,957,866

Total liabilities and stockholders’ equity	$126,975,705	$130,474,768

See Notes to Consolidated Financial Statements

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CKF BANCORP, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2011	2010

Interest and dividend income
Interest on loans	$5,883,505	$6,284,095
Interest and dividends on investments	431,261	448,335
Other interest income	318	1,109
Total interest and dividend income	6,315,084	6,733,539

Interest expense
Interest on deposits	1,620,686	1,949,934
Interest on advances from the Federal Home Loan Bank	366,514	447,976
Total interest expense	1,987,200	2,397,910

Net interest income	4,327,884	4,335,629
Provision for loan losses	725,000	780,000
Net interest income after provision for loan losses	3,602,884	3,555,629

Noninterest income
Loan and other service fees	243,542	251,056
Loss, net on foreclosed real estate	(133,927)	(309,006)
Other noninterest income, net	29,716	10,284
Total noninterest income (loss)	139,331	(47,666)

Noninterest expense
Compensation and employee benefits	1,828,440	1,755,686
Occupancy and equipment expense, net	265,079	259,784
Data processing	304,353	307,156
Legal and other professional fees	346,966	98,331
State franchise tax	115,409	112,470
Federal deposit insurance premiums	189,737	221,057
Foreclosure related expense	70,924	53,689
Impairment of goodwill	1,099,588	-
Other noninterest expense	310,933	310,585
Total noninterest expense	4,531,429	3,118,758

Net income (loss) before income taxes	(789,214)	389,205

Provision for income taxes	106,927	133,229

Net income (loss)	$(896,141)	$255,976

Basic earnings (loss) per common share	$(.73)	$.21
Diluted earnings (loss) per common share	$(.73)	$.21
Dividends declared per common share	$.06	$.02

Weighted average shares outstanding during the period	1,224,786	1,225,406
Weighted average shares outstanding after dilutive effect during the period	1,224,786	1,225,406

See Notes to Consolidated Financial Statements

3

CKF BANCORP, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS' EQUITY

For the Years Ended December 31, 2011 and 2010

				Accumulated
		Additional		Other		Incentive	Total
	Common	Paid-In	Retained	Comprehensive	Treasury	Plan	Stockholders'
	Stock	Capital	Earnings	Loss	Stock	Trust	Equity

Balance, December 31, 2009	$10,000	$10,001,947	$11,486,271	$(2,612)	$(7,730,752)	$(11,706)	$13,753,148

Comprehensive income
Net income			255,976				255,976

Other comprehensive loss, net of tax, increase in unrealized losses on securities				(22,046)			(22,046)
Total comprehensive income							233,930

Dividends declared			(24,516)				(24,516)
Stock option plan expense		884					884
Purchase of common stock					(5,580)		(5,580)

Balance, December 31, 2010	10,000	10,002,831	11,717,731	(24,658)	(7,736,332)	(11,706)	13,957,866

Comprehensive income
Net loss			(896,141)				(896,141)

Other comprehensive loss, net of tax, increase in unrealized losses on securities				(1,760)			(1,760)
Total comprehensive loss							(897,901)

Dividends declared			(73,552)				(73,552)
Purchase of common stock					(1,569)		(1,569)

Balance, December 31, 2011	$10,000	$10,002,831	$10,748,038	$(26,418)	$(7,737,901)	$(11,706)	$12,984,844

See Notes to Consolidated Financial Statements

4

CKF BANCORP, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2011	2010

Cash flows from operating activities
Net income (loss)	$(896,141)	$255,976
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of premiums on securities, net	81,040	63,940
Amortization (accretion) of premiums (discounts) on loans, net	1,510	(47,661)
Accretion of deferred loan origination fees	(18,707)	(20,648)
Provision for losses on loans	725,000	780,000
Stock option plan expense	-	884
Impairment of goodwill	1,099,588	-
Depreciation expense	128,324	134,097
Loss, net on foreclosed real estate	133,927	309,006
Deferred income tax benefit	(82,215)	(134,664)
Increase (decrease) in cash due to changes in
Accrued interest receivable	(12,818)	134,536
Other assets	149,997	174,767
Accrued interest payable	(15,907)	(15,735)
Other liabilities	(27,031)	(8,450)
Current income taxes	(9,124)	47,350
Net cash provided by operating activities	1,257,443	1,673,398

Cash flows from investing activities
Proceeds from maturity of government agency bonds held-to-maturity	2,000,000	1,500,000
Purchase of government agency bonds held-to-maturity	(1,568,740)	(2,674,920)
Repayments on mortgage-backed securities held-to-maturity	1,010,068	1,553,712
Purchase of mortgage backed securities held-to-maturity	(2,014,515)	-
Net decrease (increase) in loans	(1,729,282)	1,687,038
Purchase of office property and equipment	(86,519)	(91,186)
Proceeds from sale of real estate owned	964,925	93,025
Improvements to real estate owned	(72,711)	(143,511)
Net cash provided by (used) in by investing activities	(1,496,774)	1,924,158

Cash flows from financing activities
Net increase in deposit accounts	2,238,362	214,763
Net increase (decrease) in certificates of deposit	(2,720,262)	5,322,780
Proceeds from Federal Home Loan Bank advances	2,000,000	1,000,000
Repayment of Federal Home Loan Bank advances	(4,000,000)	(7,000,000)
Net increase (decrease) in custodial accounts	(1,203)	5,083
Purchase of treasury stock	(1,569)	(5,580)
Payment of dividends to stockholders	(73,552)	(24,516)
Net cash used in financing activities	(2,558,224)	(487,470)

Net increase (decrease) in cash and cash equivalents	(2,797,555)	3,110,086
Cash and cash equivalents, beginning of year	5,167,995	2,057,909
Cash and cash equivalents, end of year	$2,370,440	$5,167,995

See Notes to Consolidated Financial Statements

5

CKF BANCORP, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(continued)

	Years Ended December 31,
	2011	2010

Supplemental disclosures of cash flow Information
Cash paid for federal income taxes	$198,266	$247,360
Cash received from federal income tax refunds	$-	$26,817
Cash paid for interest on deposits and FHLB advances	$2,003,107	$2,413,645

Supplemental disclosures of noncash activities
Real estate owned acquired by foreclosure	$1,398,158	$1,655,360
Loans originated to finance the sale of foreclosed real estate	$501,575	$1,737,802
Decrease in unrealized gains on available-for-sale securities	$(2,667)	$(33,403)

See Notes to Consolidated Financial Statements

6

CKF BANCORP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

1.	Summary of Significant Accounting Policies

Nature of Operations.  CKF Bancorp, Inc. (Company) is a thrift holding company whose principal activity is the ownership and management of its wholly owned subsidiary, Central Kentucky Federal Savings Bank (Bank). The Bank is primarily engaged in providing a full range of banking and financial services to individual and corporate customers in Danville and Lancaster, Kentucky. The Bank is subject to competition from other financial institutions. The Bank is also subject to the regulation of certain federal and state agencies and undergoes periodic examinations by those regulatory authorities.

Principles of Consolidation.  The consolidated financial statements include the accounts of CKF Bancorp, Inc. and its subsidiary, Central Kentucky Federal Savings Bank. All significant intercompany balances and transactions have been eliminated in consolidation.

Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Material estimates that are particularly susceptible to significant change relate to the determination of the allowance for loan losses, valuation of real estate acquired in connection with foreclosures or in satisfaction of loans, valuation of deferred tax assets, valuation of goodwill and fair values of financial instruments.

Cash and Cash Equivalents.  For purposes of reporting consolidated cash flows, the Company considers cash, balances with banks and interest-bearing deposits in other financial institutions with original maturities of three months or less to be cash equivalents. Pursuant to legislation enacted in 2010, the Federal Deposit Insurance Corporation (FDIC) will fully insure all noninterest-bearing transaction accounts beginning December 31, 2010, through December 31, 2012, at all FDIC-insured institutions. Effective July 21, 2010, the FDIC’s insurance limits were permanently increased to $250,000. At December 31, 2011, the Company’s cash accounts exceeded federally insured limits by approximately $1,161,768.

Securities.  Available-for-sale securities, which include any security for which the Company has no immediate plan to sell but which may be sold in the future, are carried at fair value. Unrealized gains and losses are recorded, net of related income tax effects, in other comprehensive income. Held-to-maturity securities, which include any security for which the Company has the positive intent and ability to hold until maturity, are carried at historical cost adjusted for amortization of premiums and accretion of discounts. Amortization of premiums and accretion of discounts are recorded as interest income from securities. Gains and losses on sales of securities are recorded on the trade date and are determined on the specific-identification method.

For debt securities with fair value below amortized cost when the Company does not intend to sell a debt security, and it is more likely than not the Company will not have to sell the security before recovery of its cost basis, it recognizes the credit component of an other-than-temporary impairment of a debt security in earnings and the remaining portion in other comprehensive income. For held-to-maturity debt securities, the amount of an other-than-temporary impairment recorded in other comprehensive income for the noncredit portion of a previous other-than-temporary impairment is amortized prospectively over the remaining life of the security on the basis of the timing of future estimated cash flows of the security.

(Continued)

7

CKF BANCORP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

For equity securities, when the Company has decided to sell an impaired available-for-sale security and the entity does not expect the fair value of the security to fully recover before the expected time of sale, the security is deemed other-than-temporarily impaired in the period in which the decision to sell is made. The Company recognizes an impairment loss when the impairment is deemed other than temporary even if a decision to sell has not been made.

Loans.  Loans that management has the intent and ability to hold for the foreseeable future or until maturity or payoffs are reported at their outstanding principal balances adjusted for any charge offs, the allowance for loan losses, any unamortized deferred fees or costs on originated loans and unamortized premiums or discounts on purchased loans. Interest income is reported on the interest method and includes amortization of net deferred loan fees and costs over the loan term.

Generally, loans are placed on nonaccrual status at 90 days past due and interest is considered a loss, unless the loan is well-secured and in the process of collection. Past due status is based on the contractual terms of the loan. For all loan classes, the entire balance of the loan is considered past due if the minimum payment contractually required to be paid is not received by the contractual due date. For all loan classes, loans are placed on nonaccrual or charged off at an earlier date if collection of principal or interest is considered doubtful.

Management’s general practice is to proactively charge down loans individually evaluated for impairment to the fair value of the underlying collateral. Consistent with regulatory guidance, charge offs on all loan segments are taken when specific loans, or portions thereof, are considered uncollectible. The Company’s policy is to promptly charge these loans off in the period the uncollectible loss is reasonably determined.

For all loan portfolio segments except owner occupied residential and consumer loans, the Company promptly charges off loans, or portions thereof, when available information confirms that specific loans are uncollectible based on information that includes, but is not limited to, (1) the deteriorating financial condition of the borrower, (2) declining collateral values, and/or (3) legal action, including bankruptcy, that impairs the borrower’s ability to adequately meet its obligations. For impaired loans that are considered to be solely collateral dependent, a partial charge off is recorded when a loss has been confirmed by an updated appraisal or other appropriate valuation of the collateral.

The Company charges off owner occupied residential and consumer loans, or portions thereof, when the Company reasonably determines the amount of the loss. The Company adheres to timeframes established by applicable regulatory guidance. When a loan is 120 days past due, the Company provides for the charge-down of 1-4 family first and junior lien mortgages to the net realizable value less costs to sell, the charge off of unsecured open-end loans and the charge down to the net realizable value of other secured loans. Loans at these respective delinquency thresholds for which the Company can clearly document that the loan is both well-secured and in the process of collection, such that collection will occur regardless of delinquency status, need not be charged off.

(Continued)

8

CKF BANCORP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

For all classes of loans, all interest accrued but not collected for loans that are placed on nonaccrual or charge off are reversed against interest income. The interest on these loans is accounted for on the cash-basis or cost-recovery method, until qualifying for return to accrual. Loans are returned to accrual status when all the principal and interest amounts contractually due are brought current and future payments are reasonably assured.

When cash payments are received on impaired loans in each loan class, the Company records the payment as interest income unless collection of the remaining recorded principal amount is doubtful, at which time payments are used to reduce the principal balance of the loan. Troubled debt restructured loans recognize interest income on an accrual basis at the renegotiated rate if the loan is in compliance with the modified terms, no principal reduction has been granted and the loan has demonstrated the ability to perform in accordance with the renegotiated terms for a period of at least six months.

Allowance for Loan Losses.  The allowance for loan losses is established as losses are estimated to have occurred through a provision for loan losses charged to income. Loan losses are charged against the allowance when management believes the uncollectibility of a loan balance is confirmed. Subsequent recoveries, if any, are credited to the allowance.

The allowance for loan losses is evaluated on a regular basis by management and is based upon management’s periodic review of the collectibility of the loans in light of historical experience, the nature and volume of the loan portfolio, adverse situations that may affect the borrower’s ability to repay, estimated value of any underlying collateral and prevailing economic conditions. This evaluation is inherently subjective, as it requires estimates that are susceptible to significant revision as more information becomes available.

The allowance consists of allocated and general components. The allocated component relates to loans that are classified as impaired. For those loans that are classified as impaired, an allowance is established when the discounted cash flows or collateral value of the impaired loan is lower than the carrying value of that loan. Impaired loans include loans that have been renegotiated in a troubled debt restructuring. At each quarter-end, impaired loans are reviewed individually, with adjustments made to the allocated component for each loan as deemed necessary. Specific adjustments are made depending on expected cash flow and/or the value of the collateral securing each loan. Generally, the Company obtains a current external appraisal on real estate related impaired loans. Other valuation techniques are used as well, including internal valuations, comparable property analyses and contractual sales information.

The general component covers nonimpaired loans and is based on historical charge off experience by segment. The loss experience is determined by portfolio segment and is based on the actual loss history experienced by the Company, which includes actual charge offs, specific reserves placed on impaired loans and losses on real estate owned over the prior four quarters. Management believes the four quarter historical loss experience methodology is appropriate in the current economic environment. Other adjustments (qualitative/environmental considerations) for each segment may be added to the allowance for each loan segment after an assessment of internal or external influences on credit quality that are not fully reflected in the historical loss or risk rating data. Those influences analyzed include changes in lending policies, economic conditions, changes in lending portfolio, lending staff, trends in delinquency, loan review system, value of underlying collateral and concentration of credits.

(Continued)

9

CKF BANCORP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

A loan is considered impaired when, based on current information and events, it is probable that the Company will be unable to collect the scheduled payments of principal or interest when due according to the contractual terms of the loan agreement. Factors considered by management in determining impairment include payment status, collateral value and the probability of collecting scheduled principal and interest payments when due based on the loan’s current payment status and the borrower’s financial condition including available sources of cash flows. Loans that experience insignificant payment delays and payment shortfalls generally are not classified as impaired. Management determines the significance of payment delays and payment shortfalls on a case-by-case basis, taking into consideration all of the circumstances surrounding the loan and the borrower, including the length of the delay, the reasons for the delay, the borrower’s prior payment record and the amount of the shortfall in relation to the principal and interest owed. Impairment is measured on a loan-by-loan basis for non-homogenous type loans such as multi-family residential, nonresidential, land, commercial, nonowner occupied residential loan and construction loans by either the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s obtainable market price or the fair value of the collateral if the loan is collateral dependent.

The fair values of collateral dependent impaired loans are based on independent appraisals of the collateral. In general, the Company acquires an updated appraisal upon identification of impairment and annually thereafter for commercial, commercial real estate and multi-family loans. If the most recent appraisal is over a year old, and a new appraisal is not performed, due to lack of comparable values or other reasons, the existing appraisal is utilized and discounted based on the age of the appraisal, condition of the subject property and overall economic conditions. After determining the collateral value as described, the fair value is calculated based on the determined collateral value less selling expenses. The potential for outdated appraisal values is considered in our determination of the allowance for loan losses through our analysis of various trends and conditions including the local economy, trends in charge offs and delinquencies, etc. and the related qualitative adjustments assigned by the Company.

Segments of loans with similar risk characteristics are collectively evaluated for impairment based on the segment’s historical loss experience adjusted for changes in trends, conditions and other relevant factors that affect repayment of the loans. Accordingly, the Company does not separately identify individual consumer and owner occupied residential loans for impairment measurements, unless such loans are the subject of a restructuring agreement due to financial difficulties of the borrower.

In the course of working with borrowers, the Company may choose to restructure the contractual terms of certain loans. In this scenario, the Company attempts to work out an alternative payment schedule with the borrower in order to optimize collectability of the loan. Any loans that are modified are reviewed by the Company to identify if a troubled debt restructuring (TDR) has occurred, which is when, for economic or legal reasons related to a borrower’s financial difficulties, the Company grants a concession to the borrower that it would not otherwise consider. Terms may be modified to fit the ability of the borrower to repay in line with its current financial status and the restructuring of the loan may include the transfer of assets from the borrower to satisfy the debt, a modification of loan terms or a combination of the two. If such efforts by the Company do not result in a satisfactory arrangement, the loan is referred to legal counsel, at which time foreclosure proceedings are initiated. At any time prior to a sale of the property at foreclosure, the Company may terminate foreclosure proceedings if the borrower is able to work out a satisfactory payment plan.

(Continued)

10

CKF BANCORP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

It is the Company’s policy to have any restructured loans which are on nonaccrual status prior to being restructured remain on nonaccrual status until six months of satisfactory borrower performance at which time management would consider its return to accrual status. If a loan was accruing at the time of restructuring, the Company reviews the loan to determine if it is appropriate to continue the accrual of interest on the restructured loan.

With regard to the determination of the amount of the allowance for credit losses, TDR loans are considered to be impaired. As a result, the determination of the amount of impaired loans for each portfolio segment within TDRs is the same as detailed previously.

Federal Home Loan Bank Stock.  Federal Home Loan Bank (FHLB) stock is a required investment for institutions that are members of the FHLB system. The required investment in the common stock is based on a predetermined formula, carried at cost and evaluated for impairment.

Premises and Equipment.  Depreciable assets are stated at cost less accumulated depreciation. Depreciation is charged to expense using the straight-line method over the estimated useful lives of the assets. The estimated useful lives used to compute depreciation are: office buildings and improvements, 10 to 50 years and furniture and equipment, three to 10 years. The gain or loss on the sale of property and equipment is recorded in the year of disposition.

Foreclosed Assets Held for Sale.  Assets acquired through, or in lieu of, loan foreclosure are held for sale and are initially recorded at fair value less cost to sell at the date of foreclosure, establishing a new cost basis. Subsequent to foreclosure, management periodically performs valuations and the assets are carried at the lower of carrying amount or fair value less cost to sell. Revenue and expenses from operations and changes in the valuation allowance are included in net income or expense from foreclosed assets.

Goodwill.  Goodwill is tested annually for impairment. If the implied fair value of goodwill is lower than its carrying amount, goodwill impairment is indicated, and goodwill is written down to its implied fair value. Subsequent increases in goodwill value are not recognized in the financial statements.

Treasury Stock.  Treasury stock is stated at cost. Cost is determined by the first-in, first-out method.

Transfers of Financial Assets.  Transfers of financial assets are accounted for as sales, when control over the assets has been surrendered. Control over transferred assets is deemed to be surrendered when (1) the assets have been isolated from the Company-put presumptively beyond the reach of the transferor and its creditors, even in bankruptcy or other receivership, (2) the transferee obtains the right (free of conditions that constrain it from taking advantage of that right) to pledge or exchange the transferred assets and (3) the Company does not maintain effective control over the transferred assets through an agreement to repurchase them before their maturity or the ability to unilaterally cause the holder to return specific assets.

Earnings Per Share.  Earnings per share have been computed based upon the weighted-average common shares outstanding during each year. Treasury shares and shares held in the Incentive Plan Trust have been excluded from the computation of average shares outstanding.

(Continued)

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CKF BANCORP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Stock Options.  At December 31, 2011, the Company has a stock-based employee compensation plan, which is described more fully in Note 13.

Income Taxes.  The Company accounts for income taxes in accordance with income tax accounting guidance (ASC 740, Income Taxes). The income tax accounting guidance results in two components of income tax expense: current and deferred. Current income tax expense reflects taxes to be paid or refunded for the current period by applying the provisions of the enacted tax law to the taxable income or excess of deductions over revenues. The Company determines deferred income taxes using the liability (or balance sheet) method. Under this method, the net deferred tax asset or liability is based on the tax effects of the differences between the book and tax bases of assets and liabilities, and enacted changes in tax rates are recognized in the period in which they occur. Deferred income tax expense results from changes in deferred tax assets and liabilities between periods. Deferred tax assets are reduced by a valuation allowance if, based on the weight of evidence available, it is more likely than not that some portion or all of a deferred tax asset will not be realized.

Uncertain tax positions are recognized if it is more likely than not, based on technical merits, that the tax position will be realized or sustained upon examination. The term more likely than not means a likelihood of more than 50 percent; the terms examined and upon examination also include resolution of the related appeals or litigation processes, if any. A tax position that meets the more-likely-than-not recognition threshold is initially and subsequently measured as the largest amount of tax benefit that has a greater than 50 percent likelihood of being realized upon settlement with a taxing authority that has full knowledge of all relevant information. The determination of whether or not a tax position has met the more-likely-than-not recognition threshold considers the facts, circumstances and information available at the reporting date and is subject to the management’s judgment.

The Company recognizes interest and penalties on income taxes as a component of income tax expense. The Company files consolidated income tax returns with its subsidiary. With a few exceptions, the Company is no longer subject to U.S. federal, state and local income tax examinations by tax authorities for years before 2008.

Reclassifications.  Certain reclassifications have been made to the 2010 financial statements to conform to the 2011 financial statement presentation. These reclassifications had no effect on net income.

Subsequent Event.  Subsequent events have been evaluated through the date of the Independent Accountant’s Report, which is the date the financial statements were available to be issued.

2.	Restriction on Cash and Due From Banks

The Bank is required to maintain reserve funds in cash and/or on deposits for certain correspondent relationships. The reserve required at December 31, 2011, was $282,000.

(Continued)

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CKF BANCORP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

3.	Investment Securities

The amortized cost and approximate fair value of investment securities, together with gross unrealized gains and losses, at the dates indicated, are presented in the following table.

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
Available-for-sale Securities	Cost	Gains	Losses	Value

December 31, 2011
Federal Home Loan Mortgage
Corporation (FHLMC) common stock	$46,105	$-	$(40,026)	$6,079

December 31, 2010
Federal Home Loan Mortgage
Corporation (FHLMC) common stock	$46,105	$-	$(37,360)	$8,745

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
Held-to-maturity Securities	Cost	Gains	Losses	Value

December 31, 2011
U.S. government agency bonds	$7,737,241	$201,294	$-	$7,938,535
Mortgage backed securities	3,657,784	212,083	(106)	3,869,761
Total	$11,395,025	$413,377	$(106)	$11,808,296

December 31, 2010
U.S. government agency bonds	$8,254,825	$154,552	$(11,837)	$8,397,540
Mortgage backed securities	2,648,053	143,108	-	2,791,161
Total	$10,902,878	$297,660	$(11,837)	$11,188,701

The amortized cost and fair value of held-to-maturity investment securities at December 31, 2011, by contractual maturity, are shown in the table below. Expected maturities will differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties. The FHLMC common stock has no stated maturity and is excluded from the following table.

	Amortized	Fair
	Cost	Value

Due in one year or less	$1,506,794	$1,524,745
Due after one year through five years	6,230,447	6,413,790
Mortgage backed securities	3,657,784	3,869,761
Total	$11,395,025	$11,808,296

(Continued)

13

CKF BANCORP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Certain investments in debt and marketable equity securities are reported in the financial statements at an amount less than their historical cost. The total fair value of these investments at December 31, 2011 and 2010, was $33,003 and $1,541,870, respectively, which approximates .3 percent and 13.8 percent, respectively, of the fair value of the Company’s total available-for-sale and held-to-maturity investment portfolio. These declines primarily resulted from recent changes in market rates and changes in the credit markets. Based on evaluation of available evidence, including recent changes in market interest rates, credit rating information and information obtained from regulatory filings, management believes that the declines in fair value for these securities are temporary. Should the impairment of any of these securities become other than temporary, the cost basis of the investment will be reduced and the resulting loss recognized in net income in the period the other-than-temporary impairment is identified. The Company does not intend to sell the investments, and it is more likely than not, the Company will not have to sell the investments before recovery of their cost basis, therefore, the Company does not consider these investments to be other-than-temporarily impaired.

The following table shows the fair value and gross unrealized losses, as of the dates indicated, aggregated by investment category, of individual securities that have been in a continuous unrealized loss position for the indicated length of time.

	December 31, 2011
	Less than 12 months		12 months or more		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses

FHLMC common stock	$-	$-	$6,079	$40,026	$6,079	$40,026
U.S. government agency bonds	-	-	-	-	-	-
Mortgage-backed securities	26,924	106	-	-	26,924	106
Total	$26,924	$106	$6,079	$40,026	$33,003	$40,132

	December 31, 2010
	Less than 12 months		12 months or more		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses

FHLMC common stock	$-	$-	$8,745	$37,360	$8,745	$37,360
U.S. government agency bonds	1,533,125	11,837	-	-	1,533,125	11,837
Mortgage-backed securities	-	-	-	-	-	-
Total	$1,533,125	$11,837	$8,745	$37,360	$1,541,870	$49,197

Investment securities with a carrying value of $2,944,168 and $2,990,689 at December 31, 2011 and 2010, respectively, were pledged as collateral for certain customer deposits.

(Continued)

14

CKF BANCORP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

4.	Loans and Allowance for Loan Losses

Loans receivable are summarized by class of loan, as of the dates indicated, in the following table.

	December 31,
	2011	2010

Real estate mortgage loans
1-to-4 family residential
Owner occupied	$42,387,427	$42,640,951
Nonowner occupied	37,047,742	39,293,434
Multi-family residential, nonresidential and land	22,512,360	20,539,216
Construction	1,136,420	1,130,880
Commercial loans	3,673,162	2,820,508
Consumer loans	2,134,377	2,182,346
Subtotal	108,891,488	108,607,335
Less: Net deferred loan origination fees	(128,307)	(117,481)
Loans receivable	$108,763,181	$108,489,854

The risk characteristics of each loan portfolio class are as follows:

Real Estate Lending. The primary lending activity of the Company is the origination of 1-4 family residential real estate first mortgage loans for the purpose of purchasing residences, refinancing existing residential loans or the construction of new residences. Repayment of owner occupied residential loans and to a lesser extent of nonowner occupied residential loans to smaller borrowers is primarily dependent on the personal income of the borrowers, which can be impacted by economic conditions in their market areas, such as unemployment levels. Repayment can also be impacted by changes in property values on residential properties. Risk is mitigated by the fact that the loans are of smaller individual amounts and spread over a large number of borrowers. Loans of this type are generally limited to loan-to-values ratios of 85 percent with a maximum of
89.9 percent for owner occupied loans.

A secondary lending activity is the origination of loans secured by multi-family residential, nonresidential real estate and land. Real estate loans that are commercial in nature are viewed primarily as cash flow loans and secondarily as loans secured by real estate. Commercial real estate lending, including nonowner occupied 1-4 family residential to larger borrowers, typically involves higher loan principal amounts and the repayment of these loans is generally dependent on the successful operation of the property securing the loan or the business conducted on the property securing the loan. Commercial real estate loans may be more adversely affected by conditions in the real estate markets or in the general economy. The characteristics of properties securing the Company’s commercial real estate portfolio are diverse, but with geographic location almost entirely in the Company’s market area. Management monitors and evaluates commercial real estate loans based on the financial condition of the borrower, collateral, geography and risk grade criteria. Loans of this type are generally limited to loan-to-values ratios of 80 percent.

(Continued)

15

CKF BANCORP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Commercial Lending. The Company originates on a limited basis commercial nonreal estate loans. Such loans are primarily based on the identified cash flows of the borrower and secondarily on the underlying collateral provided by the borrower. The cash flows of borrowers, however, may not be as expected and the collateral securing these loans may fluctuate in value. Most commercial loans are secured by the assets being financed or other business assets, such as accounts receivable or inventory, and may include a personal guarantee. Short-term loans may be made on an unsecured basis. In the case of loans secured by accounts receivable, the availability of funds for the repayment of these loans may be substantially dependent on the ability of the borrower to collect amounts due from its customers.

Consumer Lending. Consumer personal loans, which are originated by the Company primarily to its existing customer base, are secured by consumer personal assets, such as automobiles or recreational vehicles. Some consumer personal loans are unsecured, such as small installment loans and certain lines of credit. Repayment of these loans is primarily dependent on the personal income of the borrowers, which can be impacted by economic conditions in their market areas, such as unemployment levels. Repayment can also be impacted by changes in property values on residential properties. Risk is mitigated by the fact that the loans are of smaller individual amounts and spread over a large number of borrowers.

Nonaccrual and other nonperforming loans are summarized by class of loan, as of the dates indicated, in the following table. Nonperforming loans include loans on nonaccrual and loans greater than 90 days past due and still accruing interest.

	December 31,
	2011	2010

Loans accounted for on a nonaccrual basis
Real estate mortgage loans
1-to-4 family residential
Owner occupied	$628,520	$113,676
Non-owner occupied	2,628,688	2,737,298
Multi-family residential, nonresidential and land	276,813	463,764
Construction	-	-
Commercial loans	18,875	119,806
Consumer loans	1,463	-
Subtotal	3,554,359	3,434,544

Accruing loans which are contractually past due 90 days or more
Real estate mortgage loans
1-to-4 family residential
Owner occupied	669,516	579,010
Non-owner occupied	85,166	279,817
Multi-family residential, non-residential and land	36,873	-
Construction	-	-
Commercial loans	-	-
Consumer loans	9,925	20,403
Subtotal	801,480	879,230
Total nonperforming loans	$4,355,839	$4,313,774

(Continued)

16

CKF BANCORP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

A loan portfolio aging analysis segregated by class, as of the date indicated, is presented in the following table.

	December 31, 2011
							Total
	30-59	60-89	Greater	Total			Loans >
	Days	Days	than	Past		Total	90 days &
	Past Due	Past Due	90 Days	Due	Current	Loans	Accruing

Real estate loans
1-4 family residential
Owner occupied	$922,341	$350,675	$1,298,035	$2,571,051	$39,816,376	$42,387,427	$669,516
Non-owner occupied	573,357	1,448,732	2,108,482	4,130,571	32,917,171	37,047,742	85,166
Multi-family residential nonresidential and land	253,822	-	313,687	567,509	21,944,851	22,512,36	36,873
Construction	-	-	-	-	1,136,420	1,136,420	-
Commercial loans	-	9,647	-	9,647	3,663,515	3,673,162	-
Consumer loans	28,575	2,542	11,388	42,505	2,091,872	2,134,377	9,925
Total	$1,778,095	$1,811,596	$3,731,592	$7,321,283	$101,570,205	$108,891,488	$801,480

	December 31, 2010
							Total
	30-59	60-89	Greater	Total			Loans >
	Days	Days	than	Past		Total	90 days &
	Past Due	Past Due	90 Days	Due	Current	Loans	Accruing

Real estate loans
1-4 family residential
Owner occupied	$803,831	$454,080	$692,686	$1,950,597	$40,690,354	$42,640,951	$579,010
Non-owner occupied	1,301,478	354,671	2,178,341	3,834,490	35,458,944	39,293,434	279,817
Multi-family residential nonresidential and land	-	480,115	263,764	743,879	19,795,337	20,539,21	-
Construction	-	-	-	-	1,130,880	1,130,880	-
Commercial loans	99,806	-	-	99,806	2,720,702	2,820,508	-
Consumer loans	121,078	14,733	20,403	156,214	2,026,132	2,182,346	20,403
Total	$2,326,193	$1,303,599	$3,155,194	$6,784,986	$101,822,349	$108,607,335	$879,230

Internal Risk Categories. As part of the on-going monitoring of the credit quality of the Company’s loan portfolio, management tracks certain credit quality indicators. The Company utilizes a risk matrix to assign a rating to each of its loans and risk grades are evaluated on a quarterly basis or as new information becomes available. A description of the general characteristics of the rating grades is as follows:

Pass: A loan graded as pass is a loan whose collateral fully complies with the Company’s loan-to-value guidelines to a borrower that has sufficient cash flow for debt service, that has other sources of repayment from liquid assets, that has a solid payment history and that is of strong character. The loan could have some minor deviations that do not adversely affect the credit quality of the loan or could exhibit certain trends and conditions with possible concerns which could need some attention.

(Continued)

17

CKF BANCORP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Special Mention: A loan graded special mention has potential weaknesses that deserve management’s close attention. If left uncorrected, these potential weaknesses may result in deterioration of the repayment prospects for the loan or in the institutions’ credit position at some future date. Special mention loans do not expose the Company to sufficient risk to warrant substandard classification.

Substandard: A loan graded substandard is inadequately protected by current sound worth and paying capacity of the obligor or by the collateral pledged, if any. Loans so classified have a well-defined weakness or weaknesses that jeopardize the repayment or liquidation of the debt. They are characterized by the distinct possibility that the institution will sustain some loss if the deficiencies are not corrected.

Doubtful: A loan graded doubtful has all the weaknesses inherent in one classified substandard with the added characteristic that the weaknesses make collection or liquidation in full, on the basis of currently known facts, condition and values, highly questionable and improbable.

Loss: A loan graded loss is considered uncollectible, and are of such little value that its continuance on the books is not warranted. This classification does not mean that the assets has absolutely no recovery or salvage value, but rather it is not practical or desirable to defer writing off this basically worthless loan even though partial recovery may be affected in the future.

The credit risk profile of the loan portfolio based on rating grades is summarized by type of loan, as of the date indicated, in the following table.

	December 31, 2011
		1-to-4	1-to-4	Multi—
		Family	Family	Family,
		Owner	Nonowner	Nonresidential
	Total	Occupied	Occupied	Land	Constr’n	Comm’l	Consumer
	Loans	Loans	Loans	Loans	Loans	Loans	Loans

Rating
Pass	$99,797,032	$39,766,200	$31,499,580	$21,781,076	$1,136,420	$3,534,988	$2,078,768
Special Mention	3,586,892	1,429,804	1,529,173	454,470	-	119,299	54,146
Substandard	5,507,564	1,191,423	4,018,989	276,814	-	18,875	1,463
Doubtful	-	-	-	-	-	-	-
Total	$108,891,488	$42,387,427	$37,047,742	$22,512,360	$1,136,420	$3,673,162	$2,134,377

	December 31, 2010
		1-to-4	1-to-4	Multi—
		Family	Family	Family,
		Owner	Nonowner	Nonresidential
	Total	Occupied	Occupied	Land	Constr’n	Comm’l	Consumer
	Loans	Loans	Loans	Loans	Loans	Loans	Loans

Rating
Pass	$97,540,353	$40,108,798	$32,631,506	$18,947,425	$1,130,880	$2,575,295	$2,146,449
Special Mention	2,380,541	935,095	867,512	443,171	-	125,407	9,356
Substandard	8,386,635	1,597,058	5,794,416	948,620	-	20,000	26,541
Doubtful	299,806	-	-	200,000	-	99,806	-
Total	$108,607,335	$42,640,951	$39,293,434	$20,539,216	$1,130,880	$2,820,508	$2,182,346

(Continued)

18

CKF BANCORP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

The balance in the allowance for loan losses and the recorded investment in loans based on portfolio segment and impairment method, as of the date indicated, is presented in the following table.

	December 31, 2011
		1-to-4	1-to-4	Multi-
		Family	Family	Family,
		Owner	Nonowner	Nonresidential
		Occupied	Occupied	Land	Constr’n	Comm’l	Consumer
	Total	Loans	Loans	Loans	Loans	Loans	Loans

Allowance for loan losses

Balance, beginning of year	$1,699,292	$116,498	$1,002,272	$258,421	$38,768	$254,600	$28,733
Provision charged to expense	725,000	6,235	658,707	136,779	(26,721)	(63,818)	13,818
Losses charged off	583,148	-	332,500	209,400	-	20,700	20,548
Recoveries	6,579	-	251	-	-	2,737	3,591
Balance, end of year	$1,847,723	$122,733	$1,328,730	$185,800	$12,047	$172,819	$25,594

Ending balance individually evaluated for impairment	$545,000	$-	$533,000	$	$-	$12,000	$-
Ending balance collectively evaluated for impairment	$1,302,723	$122,733	$795,730	$185,800	$12,047	$160,819	$25,594

Loans

Balance, end of year	$108,891,488	$42,387,427	$37,047,742	$22,512,360	$1,136,420	$3,673,162	$2,134,377

Ending balance individually evaluated for impairment	$2,794,365	$-	$2,498,676	$276,814	$-	$18,875	$-
Ending balance collectively evaluated for impairment	$106,097,123	$42,387,427	$34,549,066	$22,235,546	$1,136,420	$3,654,287	$2,134,377

(Continued)

19

CKF BANCORP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

	December 31, 2010
		1-to-4	1-to-4	Multi-
		Family	Family	Family,
		Owner	Nonowner	Nonresidential
		Occupied	Occupied	Land	Constr’n	Comm’l	Consumer
	Total	Loans	Loans	Loans	Loans	Loans	Loans

Allowance for loan losses

Balance, beginning of year	$1,354,740	$59,123	$816,695	$185,139	$13,745	$246,653	$33,385
Provision charged to expense	780,000	125,540	554,091	75,346	25,023	-	-
Losses charged off	484,480	73,165	368,848	2,064	-	29,567	10,836
Recoveries	49,032	5,000	334	-	-	37,514	6,184
Balance, end of year	$1,699,292	$116,498	$1,002,272	$258,421	$38,768	$254,600	$28,733

Ending balance individually evaluated for impairment	$466,300	$-	$253,500	$140,800	$-	$72,000	$-
Ending balance collectively evaluated for impairment	$1,232,992	$116,498	$748,772	$117,621	$38,768	$182,600	$28,733

Loans

Balance, end of year	$108,607,335	$42,640,951	$39,293,434	$20,539,216	$1,130,880	$2,820,508	$2,182,346

Ending balance individually evaluated for impairment	$3,192,219	$-	$2,645,708	$426,705	$-	$119,806	$-
Ending balance collectively evaluated for impairment	$105,415,116	$42,640,951	$36,647,726	$20,112.511	$1,130,880	$2,700,702	$2,182,346

A loan is considered impaired, in accordance with the impairment accounting guidance (ASC 310-10-35-16), when based on current information and events, it is probable the Bank will be unable to collect all amounts due from the borrower in accordance with the contractual terms of the loan. Impaired loans include nonperforming commercial and 1-4 family residential nonowner occupied loans but also include loans modified in troubled debt restructurings where concessions have been granted to borrowers experiencing financial difficulties.

(Continued)

20

CKF BANCORP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Impaired loans, segregated by class, are presented for the date indicated in the following table.

	December 31, 2011
				Average
		Unpaid		Investment	Interest
	Recorded	Principal	Specific	in Impaired	Income
	Balance	Balance	Allowance	Loans	Recognized

Loans without a specific valuation allowance
1-4 family residential nonowner occupied	$469,711	$469,711	$-	$856,026	$18,760
Multi-family residential, nonresidential and land	$276,814	$276,814	$-	$124,143	$-
Commercial nonmortgage	$-	$-	$-	$-	$-

Loans with a specific valuation allowance
1-4 family residential nonowner occupied	$2,028,965	$2,028,965	$533,000	$1,840,482	$106,882
Multi-family residential, nonresidential and land	$-	$-	$-	$133,000	$5,000
Commercial non-mortgage	$18,875	$18,875	$12,000	$81,563	$1,749

Total loans
1-4 family residential nonowner occupied	$2,498,676	$2,498,676	$533,000	$2,696,508	$125,642
Multi-family residential, nonresidential and land	$276,814	$276,814	$-	$257,143	$5,000
Commercial nonmortgage	$18,875	$18,875	$12,000	$81,563	$1,749

	December 31, 2010
				Average
		Unpaid		Investment	Interest
	Recorded	Principal	Specific	in Impaired	Income
	Balance	Balance	Allowance	Loans	Recognized

Loans without a specific valuation allowance
1-4 family residential nonowner occupied	$1,347,942	$1,347,942	$-	$1,772,226	$61,590
Multi-family residential, nonresidential and land	$162,705	$162,705	$-	$231,849	$-
Commercial non-mortgage	$-	$-	$-	$-	$-

Loans with a specific valuation allowance
1-4 family residential nonowner occupied	$1,297,765	$1,297,765	$253,500	$466,807	$22,184
Multi-family residential, nonresidential and land	$264,000	$264,000	$140,800	$151,400	$10,079
Commercial non-mortgage	$119,806	$119,806	$72,000	$57,766	$7,945

Total loans
1-4 family residential non-owner occupied	$2,645,707	$2,645,707	$253,500	$2,239,033	$83,774
Multi-family residential, nonresidential and land	$426,705	$426,705	$140,800	$383,249	$10,079
Commercial nonmortgage	$119,806	$119,806	$72,000	$57,766	$7,945

(Continued)

21

CKF BANCORP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Cash basis interest is substantially the same as interest income recognized for the years ended December 31, 2011 and 2010.

Included in certain loan categories of impaired loans are troubled debt restructurings that were classified as impaired. The modification of terms of such loans included one or a combination of the following: an extension of maturity, a reduction of the stated interest rate or a permanent reduction of the recorded investment in the loan. A summary of troubled debt restructurings, as of the dates indicated, is presented in the following table:

	December 31,
	2011	2010

1-to-4 family residential real estate, nonowner occupied	$887,568	$875,401

No troubled debt restructurings occurred during the year ended December 31, 2011.

5.	Foreclosed Real Estate Held for Sale

Activity in foreclosed real estate held for sale, for the periods indicated, is presented in the following table.

	Years Ended December 31,
	2011	2010
Balance, beginning of year	$1,205,084	$1,546,046
Real estate acquired by foreclosure	1,398,158	1,655,360
Improvements to properties	72,711	143,511
Sales of foreclosed assets	(1,466,500)	(1,830,827)
Net loss charged to expense	(133,927)	(309,006)
Balance, end of year	$1,075,526	$1,205,084

Expenses applicable to foreclosed assets, for the periods indicated, are presented in the following table.

	Years Ended December 31,
	2011	2010
Net loss on real estate	$133,927	$309,006
Foreclosure costs	70,924	53,689
Operating expenses, net of rental income	(10,099)	3,301
Total	$194,752	$365,996

(Continued)

22

CKF BANCORP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

6.	Office Property and Equipment

Major classifications of premises and equipment, stated at cost, as of the dates indicated, are presented in the following table:

	December 31,
	2011	2010
Land	$633,248	$633,248
Buildings and improvements	2,126,992	2,129,658
Furniture, fixtures and equipment	779,461	747,216
	3,539,701	3,510,122
Less accumulated depreciation	(1,803,967)	(1,732,583)
Total	$1,735,734	$1,777,539

7.	Goodwill

The changes in the carrying amount of goodwill, for the periods indicated, are presented in the following table:

	Years Ended December 31,
	2011	2010
Balance at beginning of period	$1,099,588	$1,099,588
Impairment losses	1,099,588	-
Balance at end of period	$-	$1,099,588
Accumulated impairment losses	$1,099,588	$-

Because of increased competition in the Company’s primary markets, operating profits and cash flows were lower than expected in 2011.  On November 3, 2011, the Company entered into an Agreement of Merger, to be acquired by another savings and loan holding company.  The purchase price specified in the agreement was significantly lower than the tangible book value of the Company.  The agreed upon purchase price was used in calculating the fair value of the Company.  Based on the analysis, a goodwill impairment loss of $1,099,588 was recorded.

(Continued)

23

CKF BANCORP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

8.	Deposits

Deposits are summarized, as of the dates indicated, in the following table:

	December 31,
	2011	2010

Noninterest bearing demand deposit accounts	$1,386,558	$1,032,305
NOW accounts	5,750,737	5,611,390
Savings accounts	5,951,109	5,106,283
Money market deposit accounts	7,193,418	6,293,482
	20,281,822	18,043,460
Certificates of deposit	80,323,122	83,043,384
Total deposits	$100,604,944	$101,086,844

Certificates of deposit with balances $100,000 or more	$34,942,246	$34,110,492

Certificates of deposit by remaining time until maturity, as of the dates indicated, are presented in the following table:

	December 31,
	2011	2010
Within 1 year	$49,805,565	$54,409,003
1 to 2 years	14,097,680	12,840,089
2 to 3 years	5,278,930	5,862,993
3 to 4 years	6,630,855	3,401,808
4 to 5 years	4,510,092	6,529,491
Total	$80,323,122	$83,043,384

Interest expense on deposits, for the periods indicated, is presented in the following table:

	Years Ended December 31,
	2011	2010
Money market, NOW and savings accounts	$59,610	$67,475
Certificates of deposit	1,561,076	1,882,459
Total	$1,620,686	$1,949,934

(Continued)

24

CKF BANCORP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

9.	Advances from Federal Home Loan Bank

Borrowed funds consist entirely of advances from the Federal Home Loan Bank, and those are presented by remaining time until maturity, as of the dates indicated, in the following table.

	December 31,
	2011	2010

Advances with fixed rates
Within 1 year	$2,000,000	$4,000,000
1 to 2 years	7,000,000	2,000,000
2 to 3 years	-	7,000,000
	9,000,000	13,000,000

Advances with variable rates
Within 1 year	4,000,000	2,000,000

Total advances	$13,000,000	$15,000,000

The advances are collateralized by a blanket lien on qualified real estate first mortgages and FHLB stock held by the Bank. Based on the minimum collateral requirement for outstanding advances of $18,173,000, the Bank has excess borrowing capacity with the FHLB of $36,595,000 at December 31, 2011. Advances with fixed rates are subject to restrictions or penalties in the event of prepayment. At December 31, 2011, advances with fixed rates have rates from 2.70 percent to 3.28 percent and advances with variables rates have a rate of .14 percent.

10.	Income Taxes

A summary of the components of the provision (benefits) for federal income taxes, for the periods indicated, is presented in the following table.

	Years Ended December 31,
	2011	2010
Current federal income taxes	$189,142	$267,893
Deferred federal income benefit	(82,215)	(134,664)
Total federal income tax expense	$106,927	$133,229

A reconciliation of income tax expense at the statutory rate to the Company’s actual income tax expense, for the periods indicated, is presented in the following table.

	Years Ended December 31,
	2011	2010

Computed at the statutory rate (34%)	$(268,333)	$132,330
Increase resulting from
Goodwill impairment charge	373,860	-
Other	1,400	899
Actual tax expense	$106,927	$133,229

(Continued)

25

CKF BANCORP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Deferred tax assets and liabilities, as of the dates indicated, are summarized in the following table:

	December 31,
	2011	2010
Deferred tax assets
Deferred loan origination fees	$43,624	$39,944
Directors retirement plan expense	89,550	94,250
Allowance for loan losses	628,226	577,759
Provision for nonaccrual of interest	73,537	62,745
Stock option plan expense	4,088	4,088
Real estate owned expense	48,936	23,274
Unrealized loss on available for sale securities	13,609	12,702
	901,570	814,762
Deferred tax liabilities
Federal Home Loan Bank stock dividend	(467,431)	(467,431)
Depreciation expense	(145,391)	(141,191)
Purchase accounting adjustments, net	(7,717)	(8,230)
	(620,539)	(616,852)

Net deferred tax assets	$281,031	$197,910

Retained earnings at December 31, 2011 and 2010, include approximately $2,287,000 for which no deferred income tax liability has been recognized due to the fact that it is more likely than not that the difference will remain permanent. This amount represents an allocation of income to bad debt deductions for tax purposes only. Reductions of amounts allocated for purposes other than tax bad debt losses or adjustments arising from carryback of net operating losses would create income for tax purposes only, which income would be subject to the then-current corporate income tax rate. The unrecorded deferred income tax liability on the above amount was approximately $777,580.

11.	Regulatory Matters

The Bank is subject to various regulatory capital requirements administered by the federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory and possibly additional discretionary actions by regulators that, if undertaken, could have a direct material effect on the Bank’s financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Bank must meet specific capital guidelines that involve quantitative measures of the Bank’s assets, liabilities and certain off-balance-sheet items as calculated under regulatory accounting practices. The Bank’s capital amounts and classification are also subject to qualitative judgments by the regulators about components, risk weightings and other factors.

Quantitative measures established by regulation to ensure capital adequacy require the Bank to maintain minimum amounts and ratios as set forth in the table below. Management believes, as of December 31, 2011 and 2010, that the Bank meets all capital adequacy requirements to which it is subject.

(Continued)

26

CKF BANCORP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

As of December 31, 2011, the most recent notification from office of the comptroller of the currency (OCC) categorized the Bank as well capitalized under the regulatory framework for prompt corrective action. To be categorized as well capitalized, the Bank must maintain minimum total risk-based, Tier I risk-based and Tier I leverage ratios as set forth in the table. There are no conditions or events since that notification that management believes have changed the Bank’s category.

The Bank’s actual capital amounts and ratios, as of the dates indicated, are presented in the following table (dollars in thousands):

	December 31, 2011
					To be Well
					Capitalized Under
			For Capital		Prompt Corrective
			Adequacy Purposes		Action Provisions
	Actual		Required		Required
	Amount	%	Amount	%	Amount	%

Tier 1 core capital	$12,678	9.99%	$5,078	4.00%	$7,617	6.00%
Tangible equity capital	$12,678	9.99%	$5,078	4.00%	n/a	n/a
Total risk based capital	$13,646	17.71%	$6,166	8.00%	$7,707	10.00%
Tier 1 risk based capital	$12,678	16.45%	n/a	n/a	$3,854	5.00%

	December 31, 2010
					To be Well
					Capitalized Under
			For Capital		Prompt Corrective
			Adequacy Purposes		Action Provisions
	Actual		Required		Required
	Amount	%	Amount	%	Amount	%

Tier 1 core capital	$12,276	9.49%	$5,174	4.00%	$7,762	6.00%
Tangible equity capital	$12,276	9.49%	$5,174	4.00%	n/a	n/a
Total risk based capital	$13,238	17.25%	$6,138	8.00%	$7,673	10.00%
Tier 1 risk based capital	$12,276	16.00%	n/a	n/a	$3,837	5.00%

Liquidation Account.  Upon conversion to a capital stock savings bank, eligible account holders who continued to maintain their deposit accounts in the Bank were granted priority in the event of the future liquidation of the Bank through the establishment of a special “Liquidation Account” in an amount equal to the consolidated net worth of the Bank at June 30, 1994. The June 30, 1994 Liquidation Account balance of $6,337,924 is reduced annually in proportion to decreases in the accounts of the eligible account holders. The Liquidation Account does not restrict the use or application of net worth, except with respect to the cash payment of dividends. The Bank may not declare or pay a cash dividend on or repurchase any of its common stock if the effect would cause its regulatory capital to be reduced below the amount required for the Liquidation Account.

(Continued)

27

CKF BANCORP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Dividend Restrictions.  The Bank is subject to certain restrictions on the amount of dividends that it may declare without prior regulatory approval. At December 31, 2011, no retained earnings were available for dividend declaration without prior regulatory approval. The Bank requested permission from the Federal Reserve of St. Louis to pay a $.05 dividend subsequent to December 31, 2011, however, no accrual for this dividend was made at December 31, 2011, as approval for payment had not been received.

Regulatory Agreement. The Bank and the Company entered into agreements with their regulators on August 29, 2008, and November 9, 2009, respectively. These agreements required strengthening of loan policies and procedures, placed restrictions on nonowner occupied lending, required enhanced management oversight of lending operations and placed restrictions on dividend payments.

12.	Other Comprehensive loss

A summary of the components of other comprehensive loss and related taxes, for the periods indicated, are presented in the following table:

	Years Ended December 31,
	2011	2010

Unrealized loss on available-for-sale securities	$(2,666)	$(33,403)
Less reclassification adjustment for losses included in income	-	-
Other comprehensive loss, before tax effect	(2,666)	(33,403)
Tax benefit	(906)	(11,357)
Other comprehensive loss	$(1,760)	$(22,046)

Accumulated other comprehensive income consists of unrealized gains and losses on available-for-sale securities.

13.	Employee Benefits

Employee Retirement Thrift Plan.  Effective January 1, 1994, the Bank became a participant in the Financial Institutions Thrift Plan. The Plan allows participating employees to make contributions by salary reduction pursuant to Section 401(k) of the Internal Revenue Code for all employees who meet certain requirements as to age and length of service. Employees may contribute up to 15 percent of their compensation with the Bank matching 25 percent of the employee’s contribution up to six percent of the participant’s compensation. The Bank’s contributions to the Plan amounted to $11,423 and $10,149 for the years ended December 31, 2011 and 2010, respectively. Employees vest immediately in their contributions and 100 percent in the Bank’s contributions after completing five years of service.

Employee Defined Benefit Retirement Plan.  The Bank is a participant in the Pentegra Definded Benefit Plan for Financial Institutions (Pentegra Plan), a noncontributory multi-employer pension plan covering all qualified employees. The trustees of the Financial Institutions Retirement Fund administer the Pentegra Plan, employer identification number 13-5645888 and plan number 333. The Pentegra Plan operates as a multi-employer plan for accounting purposes and as a multiple-employer plan under the Employee Retirement Income Security Act of 1974 and the Internal Revenue Code (IRC). There are no collective bargaining agreements in place that require contributions to the Pentegra Plan.

(Continued)

28

CKF BANCORP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

The Pentegra Plan is a single plan under IRC Section 413(c) and, as a result, all of the assets stand behind all of the liabilities. Accordingly, under the Pentegra Plan contributions made by a participating employer may be used to provide benefits to participants of other participating employers. There is no separate valuation of the Pentegra Plan benefits or segregation of the Pentegra Plan assets specifically for the Company, because the Pentegra Plan is a multi-employer plan and separate actuarial valuations are not made with respect to each employer. If the Company chooses to stop participating in the multi-employer plan, they may be required to pay an amount based on the underfunded status of the plan referred to as a withdrawal liability. The funded status of the Pentegra Plan, market value of plan assets divided by the funding target, as of July 2, 2011 and 2010 was 74.72 percent and 73.54 percent, respectively.

The Company had expenses of $210,985 and $147,589 for the years ended December 31, 2011 and 2010, respectively. Company cash contributions to the Pentegra Plan for these same periods were $232,515 and $189,455, respectively. Total contributions made to the Pentegra Plan were $203,582,159 and $133,929,741 for the years ended June 30, 2010 and June 30, 2009, respectively. The Company’s contributions to the Pentegra Plan were not more than five percent of the total contributions to the plan.

Directors Retirement Plan.  On July 5, 1995, the stockholders of the Company approved the establishment of a Director Retirement Plan. The Director Retirement Plan, which was effective January 1, 1994, covers each member of the Company’s and the Bank’s board of directors who at any time serves as a nonemployee director. Under the Director Retirement Plan, each participating director will receive on a monthly basis for 10 years following his or her retirement from the board, an amount equal to the product of his or her “Benefit Percentage,” his or her “Vested Percentage” and 75 percent of the amount of the monthly fee he or she received for service on the board during the calendar year preceding his or her retirement from the board. All benefits vest immediately in the case of retirement after age 70 with 15 years of service, upon death or disability, or upon a change in control of the Company. The Director Retirement Plan is a nonqualified benefit plan and will be funded by the general assets of the Company, and the Company will recognize the expense of providing these benefits as they become vested. The Company has accrued a liability for the present value of future payments to be made under this plan of $263,383 and $277,205, at December 31, 2011 and 2010, respectively. The Company recognized expense of $17,884 and $23,082, in connection with this plan for the years ended December 31, 2011 and 2010, respectively.

The Plan contains a provision for acceleration of payment in the event of a change in control of the Company. Participants in the Plan shall become automatically 100 percent vested in the Plan, and the present value of their benefits shall be due and payable in one lump-sum payment within 10 days following such change in control.

Employee Recognition Plan.  On July 5, 1995, the stockholders of the Company approved the establishment of the Employee Recognition Plan (ERP). The objective of the ERP is to enable the Bank to attract and retain personnel of experience and ability in key positions of responsibility. Those eligible to receive benefits under the ERP will be such employees as selected by members of a committee appointed by the Company’s board of directors. The ERP is a nonqualified plan that is managed through a separate trust. The Bank is authorized to contribute sufficient funds to the Incentive Plan Trust for the purchase of up to 80,000 shares of common stock.

(Continued)

29

CKF BANCORP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Awards made to employees will vest 20 percent on each anniversary date of the award. Shares will be held by the trustee and are voted by the ERP trustee in the same proportion as the trustee of the Company’s ESOP plan votes shares held therein. Any assets of the trust are subject to the general creditors of the Company. All shares awarded vest immediately in the case of a participant’s retirement after age 65, death or disability or upon a change in control of the Company. The Company intends to expense ERP awards over the years during which the shares are payable, based on the fair market value of the common stock at the date of the grant to the employee. As of December 31, 2011, no awards had been made under the ERP.

Stock Option Plan.  The Company’s Stock Option Plan (Plan), which is shareholder approved, permits the grant of share options and shares to its employees for up 200,000 shares of common stock. The Company believes that such awards better align the interest of its employees with those of its shareholders. Option awards are generally granted with an exercise price equal to the market price of the Company’s stock at the date of grant; those option awards generally vest based on five years of continuous service and have 10-year contractual terms. Certain option and share awards provide accelerated vesting if there is a change in control (as defined in the Plan).

No stock options were granted or exercised during the years ended December 31, 2011 and 2010.

A summary of stock option activity under the Plan as of December 31, 2011, and changes during the year then ended is presented in the following table:

		Weighted-
		Average	Weighted-Average
	Number	Exercise	Remaining
	of Shares	Price	Contractual Term

Outstanding, beginning of year	30,000	$11.28	2.1 yrs
Granted	-	-	-
Exercised	-	-	-
Expired	10,000	8.34	-
Outstanding, end of year	20,000	$12.75	1.9 yrs
Exercisable, end of year	20,000	$12.75	1.9 yrs

A summary of the outstanding stock options under the Plan as of December 31, 2011, is presented in the following table:

		Options Outstanding		Options Exercisable
		Weighted-Average	Weighted-Average		Weighted-Average
Exercise	Number	Remaining	Exercise	Number	Exercise
Prices	Outstanding	Contractual Life	Price	Exercisable	Price

9.37	8,000	0.3	9.37	8,000	9.37
13.52	4,000	1.8	13.52	4,000	13.52
15.75	8,000	3.2	15.75	8,000	15.75

(Continued)

30

CKF BANCORP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

As of December 31, 2011, there was no unrecognized compensation cost related to nonvested share-based compensation arrangements granted under the Plan. No stock option expense was recorded in the year ended December 31, 2011. Stock option expense was $884 for the year ended December 31, 2010. The recognized tax benefit related thereto was $150 for the year ended December 31, 2010.

The Company executed a merger agreement, which is more fully described in Note 20. A provision of that agreement calls for the board of directors of the Company to adopt such resolutions or take such other actions as are required to provide for the cancellation of all outstanding options to acquire shares of CKF Bancorp Common Stock (each, a “CKF Bancorp Option”), whether or not vested, as of the effective time of the merger in exchange for a cash payment by the Company in cash an amount equal to the product of (i) the number of shares of CKF Bancorp Common Stock subject to such option at the effective Time of the merger and (ii) the amount by which the cash consideration exceeds the exercise price per share of such option, net of any cash which must be withheld under federal and state income and employment tax requirements. In the event that the exercise price of a CKF Bancorp Option is greater than the cash consideration, which is specified in the merger agreement, then at the effective time of the merger such CKF Bancorp Option shall be canceled without any payment made in exchange therefor. The Company shall cause the termination, effective as of the effective time of the merger, of all Company sponsored equity-based compensation plans and related trust arrangements, including the CKF Bancorp, Inc. Incentive Plan Trust.

Employee Stock Ownership Plan.  The Company sponsors an employee stock ownership plan (ESOP) which covers substantially all full time employees. No ESOP compensation expense was recorded for the years ended December 31, 2011 and 2010, as all ESO- related debt was fully paid as of December 31, 2009.

A summary of the number of total shares held by the ESOP to the original shares purchased by the Plan, as of the dates indicated, are presented in the following table.

	December 31,
	2011	2010
Total shares
Shares purchased initially by the plan	$160,000	$160,000
Shares distributed during the life of the plan	70,332	70,081
Balance, end of period	$89,668	$89,919

The Company is obligated at the option of each beneficiary to repurchase shares of the ESOP upon the beneficiary’s termination or after retirement. At December 31, 2011, no shares were held by former employees and are subject to an ESOP-related repurchase option. At December 31, 2010, 251 shares, valued at $1,569, were held by former employees and were subject to an ESOP-related repurchase option. During the year ended December 31, 2011, the number of distributed shares that were purchased by the Company as treasury stock was 251.

(Continued)

31

CKF BANCORP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

14.	Disclosures About Fair Value of Financial Instruments

ASC Topic 820, Fair Value Measurements, defines fair value as the price that would be received to sell as asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Topic 820 also specifies a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1	Quoted prices in active markets for identical assets or liabilities

Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities

Level 3	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities

Following is a description of the valuation methodologies used for assets and liabilities measured at fair value on a recurring basis and recognized in the accompanying balance sheets, as well as the general classification of such assets pursuant to the valuation hierarchy.

Available-for-sale Securities. Where quoted market prices are available in an active market, securities are classified within Level 1 of the valuation hierarchy. Level 1 securities include all equity securities owned by the Company. If quoted market prices are not available, then fair values are estimated by using pricing models, quoted prices of securities with similar characteristics or discounted cash flows and are classified within Level 2 of the valuation hierarchy. In certain cases where Level 1 or Level 2 inputs are not available, securities are classified within Level 3 of the hierarchy. The FHLMC equity securities are classified as Level 1 inputs.

(Continued)

32

CKF BANCORP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

The following table presents the fair value measurements of assets recognized in the accompanying balance sheets measured at fair value on a recurring basis and the level within the ASC Topic 820 fair value hierarchy in which the fair value measurements fall as of the dates indicated.

December 31, 2011
Fair Value Measurements Using
Quoted Prices
		in Active	Significant
		Markets for	Other	Significant
		Identical	Observable	Unobservable
		Assets	Inputs	Inputs
	Fair Value	(Level 1)	(Level 2)	(Level 3)

FHLMC common stock	$6,079	$6,079	$-	$-

December 31, 2010
Fair Value Measurements Using
Quoted Prices
		in Active	Significant
		Markets for	Other	Significant
		Identical	Observable	Unobservable
		Assets	Inputs	Inputs
	Fair Value	(Level 1)	(Level 2)	(Level 3)

FHLMC common stock	$8,745	$8,745	$-	$-

Following is a description of the valuation methodologies used for assets measured at fair value on a nonrecurring basis and recognized in the accompanying balance, as well as the general classification of such assets and liabilities pursuant to the valuation hierarchy.

Impaired Loans. Loans for which it is probable that the Company will not collect all principal and interest due according to contractual terms are measured for impairment. Allowable methods for estimating fair value include using the fair value of the collateral for collateral dependent loans.

If the impaired loan is identified as collateral dependent, then the fair value method of measuring the amount of impairment is utilized. This method requires obtaining a current independent appraisal of the collateral and applying a discount factor to the value. Impaired loans are classified within Level 3 of the fair value hierarchy.

Real Estate Owned. Real estate owned are nonfinancial assets subject to nonrecurring fair value adjustments to reflect partial write-downs that are based on the observable market price or current appraised value of the collateral less costs to sell. Real estate owned is classified within Level 3 of the fair value hierarchy.

(Continued)

33

CKF BANCORP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

The following table presents the fair value measurement of assets measured at fair value on a nonrecurring basis and the level with the ASC Topic 820 fair value hierarchy in which the fair value measurements fall as of the dates indicated.

December 31, 2011
Fair Value Measurements Using
Quoted Prices
		in Active	Significant
		Markets for	Other	Significant
		Identical	Observable	Unobservable
		Assets	Inputs	Inputs
	Fair Value	(Level 1)	(Level 2)	(Level 3)

Impaired loans	$1,436,033	$-	$-	$1,436,033
Real estate owned	$666,898	$-	$-	$666,898

December 31, 2010
Fair Value Measurements Using
Quoted Prices
		in Active	Significant
		Markets for	Other	Significant
		Identical	Observable	Unobservable
		Assets	Inputs	Inputs
	Fair Value	(Level 1)	(Level 2)	(Level 3)

Impaired loans	$999,515	$-	$-	$999,515
Real estate owned	$109,400	$-	$-	$109,400

The following methods were used to estimate the fair value of all other financial instruments recognized in the accompanying balance sheets at amounts other than fair value.

Cash and Cash Equivalents, Interest-bearing Deposits and FHLB Stock.  The carrying amounts reported on the balance sheet for cash and short-term instruments approximate those assets’ fair values.

Held-to-Maturity Securities.  Fair values for investment securities are based on quoted market prices, where available. If quoted market prices are not available, fair values are based on quoted market prices of comparable instruments.

Loans Receivable.  The fair value of loans is estimated by discounting the future cash flows using the market rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities. Loans with similar characteristics are aggregated for purposes of the calculation.

Accrued Interest Receivable.  The carrying amount approximates its fair value.

(Continued)

34

CKF BANCORP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Deposits.  Deposits include demand deposits, savings accounts, NOW accounts and certain money market deposits. The carrying amount approximates fair value. The fair value of fixed-maturity time deposits is estimated using a discounted cash flow calculation that applies the rates currently offered for deposits of similar remaining maturities.

Federal Home Loan Bank Advances.  Rates currently available to the Bank for debt with similar terms and remaining maturities are used to estimate the fair value of existing debt.

Interest Payable and Advances From Borrowers for Taxes and Insurance.  The carrying amounts reported on the balance sheet for short-term liabilities approximate those liabilities’ fair values.

Off-Balance Sheet Instruments.  The fair value of off-balance sheet, credit-related financial instruments are based on fees currently charged to enter into similar agreements, taking into account the remaining terms of the agreements and the counterparties’ credit standing.

The estimated fair values of the Company’s financial instruments, as of the dates indicated, are presented in the following table.

	December 31
	2011		2010
	Carrying	Fair	Carrying	Fair
	Amount	Value	Amount	Value
	(In thousands)
Assets
Cash and interest bearing deposits	$2,370	$2,370	$5,168	$5,168
Securities available-for-sale	$6	6	9	9
Securities held-to-maturity	$11,395	$11,808	$10,903	$11,189
Loans receivable, net	$106,915	$106,998	$106,791	$111,437
Federal Home Loan Bank stock	$2,091	$2,091	$2,091	$2,091
Accrued interest receivable	$556	$556	$543	$543

Liabilities
Deposits	$100,605	$102,974	$101,087	$103,161
Federal Home Loan Bank advances	$13,000	$13,309	$15,000	$15,540
Accrued interest payable	$24	$24	$39	$39
Advance payments by borrowers for taxes and insurance	$26	$26	$27	$27

Unrecognized Financial Instruments
Loan commitments	-	-	-	-
Unused lines of credit	-	-	-	-
Letters of credit	-	-	-	-

(Continued)

35

CKF BANCORP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

15.	Related-Party Transactions

Loans to executive officers and directors, including loans to affiliated companies of which executive officers and directors are principal owners, and loans to members of the immediate family of such persons, at December 31, 2011 and 2010, totaled $371,592 and $456,075, respectively. In management’s opinion, such loans and other extensions of credit and deposits were made in the ordinary course of business and were made on substantially the same terms (including interest rates and collateral) as those prevailing at the time for comparable transactions with other persons. Further, in management’s opinion, these loans did not involve more than the normal risk of collectibility or present other favorable features.

A director of the Bank and Company performs legal services on behalf of the Company. A substantial portion of these fees is passed on to customers of the Company in the origination of mortgage loans. Legal fees paid to the related parties amounted to $27,336 and $18,323 for the years ended December 31, 2011 and 2010, respectively. The Company leases office space to a director. Rental income received by the Company from the director amounted to $8,400 for each of the years ended December 31, 2011 and 2010. Deposits from related parties held by the Company at December 31, 2011 and 2010, totaled $853,441 and $1,294,726, respectively.

16.	Earnings Per Share

The table below summarizes the computation of basic earnings per share and diluted earnings per share for the periods indicated.

	Years Ended December 31,
	2011	2010

Basic Earnings Per Share
Numerator
Income (loss) available to shareholders	$(896,141)	$255,976
Denominator
Weighted average of shares outstanding	1,224,786	1,225,406
Basic earnings per share	$(.73)	$.21

Diluted Earnings Per Share
Numerator
Income (loss) available to shareholders	$(896,141)	$255,976
Denominator
Weighted average of shares outstanding	1,224,786	1,225,406
Effect of outstanding stock options	-	-
Weighted average of shares outstanding assuming dilution	1,224,786	1,225,406
Diluted earnings per share	$(.73)	$.21

Options to purchase 20,000 shares of common stock at a weighted average price of $12.75 per share were outstanding at December 31, 2011, but were not included in the computation of diluted earnings per share because the options’ exercise price was greater than the average market price of the common shares. Options to purchase 30,000 shares of common stock at a weighted average price of $11.28 per share were outstanding at December 31, 2010, but were not included in the computation of diluted earnings per share because the options’ exercise price was greater than the average market price of the common shares.

(Continued)

36

CKF BANCORP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

17.	Stock Transactions

For the years ended December 31, 2011 and 2010, the Company repurchased 251 and 930 shares, respectively, of its common stock. For the years ended December 31, 2011 and 2010, no stock options were exercised.

18.	Significant Estimates

Accounting principles generally accepted in the United States of America require disclosure of certain significant estimates and current vulnerabilities due to certain concentrations. Estimates related to the allowance for loan losses are reflected in the note regarding loans. Current vulnerabilities due to certain concentrations of credit risk are discussed in the note on commitments and credit risk. Other significant estimates and concentrations not discussed in those notes include:

Investments. The Company invests in various investment securities. Investment securities are exposed to various risks such as interest rate, market and credit risks. Due to the level of risk associated with certain investment securities, it is at least reasonably possible that changes in the values of investment securities will occur in the near term and that such change could materially affect the amounts reported in the accompanying balance sheet.

Current Economic Conditions. The current protracted economic decline continues to present financial institutions with circumstances and challenges which in some cases have resulted in large and unanticipated declines in the fair values of investments and other assets, constraints on liquidity and significant credit quality problems, including severe volatility in the valuation of real estate and other collateral supporting loans. The financial statements have been prepared using values and information currently available to the Company. Given the volatility of current economic conditions, the values of assets and liabilities recorded in the financial statements could changed rapidly, resulting in material future adjustments in asset values, the allowance for loan losses, capital that could negatively impact the Company’s ability to meet regulatory capital requirements and maintain sufficient liquidity.

19.	Commitments and Credit Risk

The Company grants real estate loans, commercial loans and consumer loans to customers throughout the state, but the lending is concentrated in the central Kentucky area. At December 31, 2011, real estate loans were $102,955,643, or 94.7 percent of the Company’s loans receivable. At December 31, 2010, real estate loans were $103,487,000, or 95.4 percent of the Company’s loans receivable. The predominant portion of the Company’s loans is collateralized by either owner occupied or nonowner occupied one-to-four dwelling unit residential properties. At December 31, 2011, 1 – 4 dwelling unit residential loans were $79,435,169, of which 46.6 percent was collateralized by nonowner occupied properties. At December 31, 2010, 1 – 4 dwelling unit residential loans were $81,934,385, of which 48.0 percent was collateralized by nonowner occupied properties.

37

CKF BANCORP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Commitments to Originate Loans.  Commitments to originate loans are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Commitments generally have fixed expiration dates or other termination clauses and may require payment of a fee. Since a portion of the commitments may expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. Each customer’s creditworthiness is evaluated on a case-by-case basis. The amount of collateral obtained, if deemed necessary, is based on management’s credit evaluation of the counterparty. Collateral held varies, but may include accounts receivable, inventory, equipment, personal property, commercial real estate and residential real estate. At December 31, 2011 and 2010, the Company had $367,200 and $126,000, respectively, in outstanding commitments to originate loans. Commitments of $429,255 and $1,027,120, which are related to the undisbursed balance of construction loans, existed at December 31, 2011 and 2010, respectively.

Standby Letters of Credit.  Standby letters of credit are irrevocable conditional commitments issued by the Company to guarantee the performance of a customer to a third party. Financial standby letters of credit are primarily issued to support public and private borrowing arrangements, including commercial paper, bond financing and similar transactions. Performance standby letters of credit are issued to guarantee performance of certain customers under nonfinancial contractual obligations. The credit risk involved in issuing standby letters of credit is essentially the same as that involved in extending loans to customers. Should the Company be obligated to perform under the standby letters of credit, it may seek recourse from the customer for reimbursement of amounts paid. The total outstanding standby letters of credit amounted to $305,939 and $304,369 at December 31, 2011 and 2010, respectively, with all having commitment terms of one year or less.

Lines of Credit.  Lines of credit are agreements to lend to a customer as long as there is no violation of any condition established in the contract. Lines of credit generally have fixed expiration dates. Since a portion of the line may expire without being drawn upon, the total unused lines do not necessarily represent future cash requirements. Each customer’s creditworthiness is evaluated on a case-by-case basis. The amount of collateral obtained, if deemed necessary, is based on management’s credit evaluation of the counterparty. Collateral held varies but may include accounts receivable, inventory, equipment, personal property, commercial real estate and residential real estate. Management uses the same credit policies in granting lines of credit as it does for on-balance-sheet instruments. At December 31, 2011, unused home equity lines of credit to borrowers aggregated to $1,038,088 and other open lines of credit totaled $1,193,829. At December 31, 2010, unused home equity lines of credit to borrowers aggregated to $1,362,702 and other open lines of credit totaled $1,362,918.

20.	Merger Agreement With Kentucky First Federal Bancorp

On November 3, 2011, the Company executed an Agreement of Merger (Agreement) with Kentucky First Federal Bancorp (Kentucky First). Upon the terms and subject to the conditions set forth in this Agreement, the Company will merge with and into Kentucky First (Merger) at the effective time (the future date and time the Merger becomes effective). At the effective time, the separate corporate existence of the Company shall cease. Kentucky First shall be surviving corporation in the Merger and its name and separate corporate existence, with all of its rights, privileges, immunities, powers and franchises, shall continue unaffected by the Merger. Kentucky First is a registrant which files with the Securities and Exchange Commission (SEC).

38

CKF BANCORP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Subject to the provisions of the Agreement, by virtue of the Merger, automatically and without any action on the part of the holder thereof, with respect to the holder’s shares of CKF Bancorp Common Stock issued and outstanding at the effective time, other than excluded shares, as provided in and subject to the limitations set forth is this Agreement, the holder may elect to receive in exchange for 100 percent of his or her shares (i) $9.50 in cash without interest for each share of CKF Bancorp Common Stock held by such holder (Cash Consideration), (ii) the number of shares of Kentucky First Common Stock, par value $.01 per share (Kentucky First Common Stock), equal to the exchange ratio, as defined below, for each share of CKF Bancorp Common Stock held by such holder (the Stock Consideration) or (iii) a combination of the Cash Consideration for 40 percent of the shares held by such holder and the Stock Consideration for 60 percent of the shares held by such holder. The Cash Consideration and Stock Consideration are sometimes referred to herein collectively as the “Merger Consideration.”

The Exchange Ratio shall be 1.0556 if the Kentucky First price, as defined below, is at or above $9.00. If the Kentucky First price is at or below $7.50, then the exchange ratio shall be 1.2667. If the Kentucky First price is below $9.00 but above $7.50, then the exchange ratio shall be equal to $9.50 divided by a number equal to the Kentucky First price (rounded to the nearest ten-thousandth). Kentucky First price means the average of the daily sales price (the average of the high and low sales price, rounded up to the nearest cent) of Kentucky First Common Stock, as reported on the Nasdaq Global Market, for the 10 latest trading days, as defined below, preceding the date that is four business days prior to the closing date (Measurement Period). Trading day means any day on which at least 100 shares of Kentucky First Common Stock are traded as reported on the Nasdaq Global Market.

The Company has certain compensation, retirement, employment and other agreements and benefit plans that contain provisions for acceleration of payment of benefits in the event of a change in control and the Merger Agreement contains certain provisions that accelerate certain payments. Refer to Notes 13 and 21 for further information pertaining to these agreements. This Merger Agreement contains provisions that could trigger the accrual of certain liabilities upon approval by the shareholders of the merger in 2012.

Approval of this agreement is subject to approval of the shareholders of the Company and Kentucky First and the primary federal and state regulators of both companies.

21.	Contingencies

The Company is the defendant in litigation. On November 3, 2011, the Company announced that it had entered into a definitive Merger Agreement with Kentucky First Federal Bancorp. On December 7, 2011, two stockholders’ of the Company filed separate class action lawsuits against the Company, related to the Merger Agreement claiming breach of fiduciary duty and seeking to block the merger. The two suits were later combined as one class action lawsuit in the Commonwealth of Kentucky Boyle Circuit Court. The suit alleges breach of fiduciary duty and seeks to enjoin the proposed acquisition. The Company believes the suit is without merit.

The Company has two employment agreements for two members of executive management of the Bank. The agreements contain provisions whereby the employees are paid two times the employee’s highest base salary in effect at any time of employment with the Bank, in the event of termination within twelve months of a change in control.

39

CKF BANCORP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

22.	Condensed Financial Information (Parent Company Only)

Presented below is condensed financial information as to financial position, results of operations and cash flows of the Company.

CONDENSED BALANCE SHEETS

	December 31,
	2011	2010

Assets
Cash and due from banks	$199,135	$553,853
Investment in common stock of subsidiaries	12,678,489	13,376,192
Other assets	107,220	27,821

Total assets	$12,984,844	$13,957,866

Liabilities	$-	$-

Stockholders’ Equity	12,984,844	13,957,866

Total liabilities and stockholders’ equity	$12,984,844	$13,957,866

CONDENSED STATEMENTS OF OPERATIONS

	Years Ended December 31,
	2011	2010

Income	$-	$-

Expenses
Legal and other professional fees	256,950	13,365
Other expenses	46,380	57,320

Total expenses	303,330	70,685

Loss before income tax and equity in undistributed net income (loss) of subsidiaries	(303,330)	(70,685)

Income tax benefit	(103,132)	(23,883)

Loss before equity in undistributed net income (loss) of subsidiaries	(200,198)	(46,802)

Equity in undistributed net income (loss) of subsidiaries	(695,943)	302,778

Net income (loss)	$(896,141)	$255,976

40

CKF BANCORP, INC. AND SUBSIDIARY

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

CONDENSED STATEMENTS OF CASH FLOWS

	Years Ended December 31,
	2011	2010

Operating Activities
Net income (loss)	$(896,141)	$255,976
Equity in undistributed net income (loss) of subsidiaries	695,943	(302,778)
Adjustments to reconcile net income to net cash provided by operating activities
Amortization of expense related to stock option plan	-	884
Deferred federal income tax benefit	-	(150)
Change in other assets	(79,400)	(10,884)

Net cash used by operating activities	(279,598)	(56,952)

Investing Activities	-	-

Financing Activities
Purchase of treasury stock	(1,569)	(5,580)
Payments of dividends to stockholders	(73,551)	(24,516)

Net cash used by financing activities	(75,120)	(30,096)

Net decrease in cash and cash equivalents	(354,718)	(87,048)

Cash and cash equivalents, beginning of year	553,853	640,901

Cash and cash equivalents, end of year	$199,135	$553,853

41

CKF BANCORP, INC. AND SUBSIDIARY

CONSOLIDATED BALANCE SHEETS

	September 30,	December 31,
	2012	2011
	(Unaudited)
Assets

Cash and due from banks	$980,274	$1,020,544
Interest bearing deposits	6,936,912	1,349,896
Cash and cash equivalents	7,917,186	2,370,440

Investment securities
Securities available-for-sale	7,398	6,079
Securities held-to-maturity (market values of $11,621,332 and $11,808,296 at September 30, 2012, and December 31, 2011, respectively	11,203,733	11,395,025
Federal Home Loan Bank stock, at cost	2,091,000	2,091,000
Loans receivable	100,449,580	108,763,181
Allowance for loan losses	(1,791,585)	(1,847,723)
Accrued interest receivable	560,134	555,990
Real estate owned	1,617,431	1,075,526
Office property and equipment, net	1,670,119	1,735,734
Deferred federal income tax	300,863	281,031
Other asset s	317,283	549,422

Total assets	$124,343,142	$126,975,705

Liabilities and Stockholders’ Equity

Deposits	$101,822,487	$100,604,944
Advances from Federal Home Loan Bank	9,000,000	13,000,000
Other liabilities	503,857	385,917

Total liabilities	111,326,344	113,990,861

Preferred stock, 100,000 shares, authorized and unissued	-	-
Common stock, $.005 par value, 4,000,000 shares authorized; 2,000,000 shares issued	10,000	10,000
Additional paid-in capital	10,002,831	10,002,831
Retained earnings, substantially restricted	10,779,121	10,748,038
Accumulated other comprehensive loss	(25,547)	(26,418)
Treasury stock, 774,198 shares, at cost	(7,737,901)	(7,737,901)
Incentive Plan Trust, 1,200 shares, at cost	(11,706)	(11,706)

Total stockholders’ equity	13,016,798	12,984,844

Total liabilities and stockholders’ equity	$124,343,142	$126,975,705

CKF BANCORP, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF OPERATIONS

	Nine Months	Nine Months
	Ended	Ended
	September 30,	September 30,
	2012	2011
	(Unaudited)	(Unaudited)

Interest and dividend income
Interest on loans	$4,149,003	$4,413,441
Interest and dividends on investments	285,587	327,338
Other interest income	127	304
Total interest and dividend income	4,434,717	4,741,083

Interest expense
Interest on deposits	1,003,000	1,247,555
Interest on advances from the FHLB	191,728	282,069
Total interest expense	1,194,728	1,529,624

Net interest income	3,239,989	3,211,459

Provision for loan losses	450,000	600,000

Net interest income after provision for loan losses	2,789,989	2,611,459

Noninterest income
Loan and other service fees	186,178	187,568
Loss, net on foreclosed real estate	(152,180)	(74,312)
Other noninterest income, net	1,666	7,958
Total noninterest income	35,664	121,214

Noninterest expense
Compensation and employee benefits	1,417,194	1,365,222
Occupancy and equipment expense, net	218,195	203,054
Data processing	234,990	232,409
Legal and other professional fees	226,748	139,252
State franchise tax	85,242	87,119
Federal deposit insurance premiums	124,511	145,919
Foreclosure related expense	93,877	33,833
Other noninterest expense	235,072	233,395
Total noninterest expense	2,635,829	2,440,203

Net income before income taxes	189,824	292,470

Provision for income taxes	97,581	100,677

Net income	$92,243	$191,793

Basic earnings per common share	$.08	.16

Diluted earnings per common share	$.08	.16

Dividends declared per common share	$.05	.06

Weighted average shares outstanding during the period	1,224,602	1,224,848

Weighted average shares outstanding after dilutive effect during the period	1,224,602	1,224,786

CKF BANCORP, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF COMPREHENSIVE INCOME (LOSS)

	Nine Months	Nine Months
	Ended	Ended
	September 30,	September 30,
	2012	2011
	(Unaudited)	(Unaudited)

Net income	$92,243	$191,793

Other comprehensive income (loss), net of taxes, increase (decrease) in unrealized losses on securities	871	(1,249)

Comprehensive income	$93,114	$190,544

CKF BANCORP, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Nine Months	Nine Months
	Ended	Ended
	September 30,	September 30,
	2012	2011
	(Unaudited)	(Unaudited)

Cash flows from operating activities
Net income	$92,243	$191,793
Adjustments to reconcile net income to net cash provided by operating activities:
Amortization of premiums on securities, net	86,018	58,107
Amortization (accretion) of premiums (discounts) on loans, net	820	1,197
Accretion of deferred loan origination fees	(18,113)	(12,460)
Provision for losses on loans	450,000	600,000
Depreciation expense	103,356	99,414
Loss, net on foreclosed real estate	152,180	95,378
Deferred income tax benefit	(20,280)	(42,078)
Increase (decrease) in cash due to changes in
Accrued interest receivable	(4,144)	(38,883)
Other assets	212,937	175,865
Accrued interest payable	1,641	82
Other liabilities	(40,143)	(5,444)
Current income taxes	29,446	(55,511)
Net cash provided by operating activities	1,045,961	1,067,460

Cash flows from investing activities
Proceeds from maturity of agency bonds held-to-maturity	1,000,000	1,500,000
Purchase of agency bonds held-to-maturity	(1,682,743)	(1,568,740)
Repayments on mortgage-backed securities held-to-maturity	788,017	697,229
Purchase of mortgage backed securities held-to-maturity	-	(2,014,515)
Net decrease (increase) in loans	6,914,122	(3,472,115)
Purchase of office property and equipment	(37,741)	(84,656)
Proceeds from sale of real estate owned	288,348	480,400
Improvements to real estate owned	(71,799)	(203,973)
Net cash provided by (used) in by investing activities	7,198,204	(4,666,370)

Cash flows from financing activities
Net increase in deposit accounts	2,670,219	2,476,465
Net increase (decrease) in certificates of deposit	(1,452,676)	(50,740)
Repayment of Federal Home Loan Bank advances	(4,000,000)	(2,000,000)
Net increase (decrease) in custodial accounts	146,198	137,862
Purchase of treasury stock	-	(1,569)
Payment of dividends to stockholders	(61,160)	(73,552)
Net cash used in financing activities	(2,697,419)	488,466

Net increase (decrease) in cash and cash equivalents	5,546,746	(3,110,444)

Cash and cash equivalents, beginning of year	2,370,440	5,167,995

Cash and cash equivalents, end of year	$7,917,186	$2,057,551

CKF BANCORP, INC. AND SUBSIDIARY

CONSOLIDATED STATEMENTS OF CASH FLOWS

(continued)

	Nine Months	Nine Months
	Ended	Ended
	September 30,	September 30,
	2012	2011
	(Unaudited)	(Unaudited)

Supplemental disclosures of cash flow Information
Cash paid for federal income taxes	$88,415	$198,266
Cash paid for interest on deposits and FHLB advances	$1,193,087	$1,529,542

Supplemental disclosures of noncash activities
Real estate owned acquired by foreclosure	$1,145,634	$1,020,550
Loans originated to finance the sale of foreclosed real estate	$2,350,000	$377,900
Incr (decr) in unrealized gains on available-for-sale securities	$1,319	$(1,892)

Summary of Significant Accounting Policies

Basis of Presentation. The accompanying unaudited consolidated financial statements, which represent the consolidated balance sheets and results of operations of the CKF Bancorp, Inc., and its wholly owned subsidiary, Central Kentucky Federal Savings Bank (the “Company”) do not include information or footnotes necessary for a complete presentation of financial position, results of operations and cash flows in conformity with U.S. generally accepted accounting principles. However, in the opinion of management, all adjustments (consisting of only normal recurring adjustments) which are necessary for a fair presentation of the consolidated financial statements have been included. The results of operations for the nine-month periods ended September 30, 2012 and 2011, are not necessarily indicative of the results which may be expected for an entire fiscal year. The consolidated balance sheet as of December 31, 2011 has been derived from the audited consolidated balance sheet as of that date. Certain information and note disclosures normally included in the Company’s annual financial statements prepared in accordance with U.S. generally accepted accounting principles have been condensed or omitted.

Use of Estimates.  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Material estimates that are particularly susceptible to significant change relate to the determination of the allowance for loan losses, valuation of real estate acquired in connection with foreclosures or in satisfaction of loans, valuation of deferred tax assets, valuation of goodwill and fair values of financial instruments.

Securities.  Available-for-sale securities, which include any security for which the Company has no immediate plan to sell but which may be sold in the future, are carried at fair value. Unrealized gains and losses are recorded, net of related income tax effects, in other comprehensive income. Held-to-maturity securities, which include any security for which the Company has the positive intent and ability to hold until maturity, are carried at historical cost adjusted for amortization of premiums and accretion of discounts. Amortization of premiums and accretion of discounts are recorded as interest income from securities. Gains and losses on sales of securities are recorded on the trade date and are determined on the specific-identification method.

For debt securities with fair value below amortized cost when the Company does not intend to sell a debt security, and it is more likely than not the Company will not have to sell the security before recovery of its cost basis, it recognizes the credit component of an other-than-temporary impairment of a debt security in earnings and the remaining portion in other comprehensive income. For held-to-maturity debt securities, the amount of an other-than-temporary impairment recorded in other comprehensive income for the noncredit portion of a previous other-than-temporary impairment is amortized prospectively over the remaining life of the security on the basis of the timing of future estimated cash flows of the security.

For equity securities, when the Company has decided to sell an impaired available-for-sale security and the entity does not expect the fair value of the security to fully recover before the expected time of sale, the security is deemed other-than-temporarily impaired in the period in which the decision to sell is made. The Company recognizes an impairment loss when the impairment is deemed other than temporary even if a decision to sell has not been made.

Loans.  Loans that management has the intent and ability to hold for the foreseeable future or until maturity or payoffs are reported at their outstanding principal balances adjusted for any charge offs, the allowance for loan losses, any unamortized deferred fees or costs on originated loans and unamortized premiums or discounts on purchased loans. Interest income is reported on the interest method and includes amortization of net deferred loan fees and costs over the loan term.

Generally, loans are placed on nonaccrual status at 90 days past due and interest is considered a loss, unless the loan is well-secured and in the process of collection. Past due status is based on the contractual terms of the loan. For all loan classes, the entire balance of the loan is considered past due if the minimum payment contractually required to be paid is not received by the contractual due date. For all loan classes, loans are placed on nonaccrual or charged off at an earlier date if collection of principal or interest is considered doubtful.

Management’s general practice is to proactively charge down loans individually evaluated for impairment to the fair value of the underlying collateral. Consistent with regulatory guidance, charge offs on all loan segments are taken when specific loans, or portions thereof, are considered uncollectible. The Company’s policy is to promptly charge these loans off in the period the uncollectible loss is reasonably determined.

For all loan portfolio segments except owner occupied residential and consumer loans, the Company promptly charges off loans, or portions thereof, when available information confirms that specific loans are uncollectible based on information that includes, but is not limited to, (1) the deteriorating financial condition of the borrower, (2) declining collateral values, and/or (3) legal action, including bankruptcy, that impairs the borrower’s ability to adequately meet its obligations. For impaired loans that are considered to be solely collateral dependent, a partial charge off is recorded when a loss has been confirmed by an updated appraisal or other appropriate valuation of the collateral.

The Company charges off owner occupied residential and consumer loans, or portions thereof, when the Company reasonably determines the amount of the loss. The Company adheres to timeframes established by applicable regulatory guidance. When a loan is 120 days past due, the Company provides for the charge-down of 1-4 family first and junior lien mortgages to the net realizable value less costs to sell, the charge off of unsecured open-end loans and the charge down to the net realizable value of other secured loans. Loans at these respective delinquency thresholds for which the Company can clearly document that the loan is both well-secured and in the process of collection, such that collection will occur regardless of delinquency status, need not be charged off.

For all classes of loans, all interest accrued but not collected for loans that are placed on nonaccrual or charge off are reversed against interest income. The interest on these loans is accounted for on the cash-basis or cost-recovery method, until qualifying for return to accrual. Loans are returned to accrual status when all the principal and interest amounts contractually due are brought current and future payments are reasonably assured.

When cash payments are received on impaired loans in each loan class, the Company records the payment as interest income unless collection of the remaining recorded principal amount is doubtful, at which time payments are used to reduce the principal balance of the loan. Troubled debt restructured loans recognize interest income on an accrual basis at the renegotiated rate if the loan is in compliance with the modified terms, no principal reduction has been granted and the loan has demonstrated the ability to perform in accordance with the renegotiated terms for a period of at least six months.

Allowance for Loan Losses.  The allowance for loan losses is established as losses are estimated to have occurred through a provision for loan losses charged to income. Loan losses are charged against the allowance when management believes the uncollectibility of a loan balance is confirmed. Subsequent recoveries, if any, are credited to the allowance.

The allowance for loan losses is evaluated on a regular basis by management and is based upon management’s periodic review of the collectibility of the loans in light of historical experience, the nature and volume of the loan portfolio, adverse situations that may affect the borrower’s ability to repay, estimated value of any underlying collateral and prevailing economic conditions. This evaluation is inherently subjective, as it requires estimates that are susceptible to significant revision as more information becomes available.

The allowance consists of allocated and general components. The allocated component relates to loans that are classified as impaired. For those loans that are classified as impaired, an allowance is established when the discounted cash flows or collateral value of the impaired loan is lower than the carrying value of that loan. Impaired loans include loans that have been renegotiated in a troubled debt restructuring. At each quarter-end, impaired loans are reviewed individually, with adjustments made to the allocated component for each loan as deemed necessary. Specific adjustments are made depending on expected cash flow and/or the value of the collateral securing each loan. Generally, the Company obtains a current external appraisal on real estate related impaired loans. Other valuation techniques are used as well, including internal valuations, comparable property analyses and contractual sales information.

The general component covers nonimpaired loans and is based on historical charge off experience by segment. The loss experience is determined by portfolio segment and is based on the actual loss history experienced by the Company, which includes actual charge offs, specific reserves placed on impaired loans and losses on real estate owned over the prior four quarters. Management believes the four quarter historical loss experience methodology is appropriate in the current economic environment. Other adjustments (qualitative/environmental considerations) for each segment may be added to the allowance for each loan segment after an assessment of internal or external influences on credit quality that are not fully reflected in the historical loss or risk rating data. Those influences analyzed include changes in lending policies, economic conditions, changes in lending portfolio, lending staff, trends in delinquency, loan review system, value of underlying collateral and concentration of credits.

A loan is considered impaired when, based on current information and events, it is probable that the Company will be unable to collect the scheduled payments of principal or interest when due according to the contractual terms of the loan agreement. Factors considered by management in determining impairment include payment status, collateral value and the probability of collecting scheduled principal and interest payments when due based on the loan’s current payment status and the borrower’s financial condition including available sources of cash flows. Loans that experience insignificant payment delays and payment shortfalls generally are not classified as impaired. Management determines the significance of payment delays and payment shortfalls on a case-by-case basis, taking into consideration all of the circumstances surrounding the loan and the borrower, including the length of the delay, the reasons for the delay, the borrower’s prior payment record and the amount of the shortfall in relation to the principal and interest owed. Impairment is measured on a loan-by-loan basis for non-homogenous type loans such as multi-family residential, nonresidential, land, commercial, nonowner occupied residential loan and construction loans by either the present value of expected future cash flows discounted at the loan’s effective interest rate, the loan’s obtainable market price or the fair value of the collateral if the loan is collateral dependent.

The fair values of collateral dependent impaired loans are based on independent appraisals of the collateral. In general, the Company acquires an updated appraisal upon identification of impairment and annually thereafter for commercial, commercial real estate and multi-family loans. If the most recent appraisal is over a year old, and a new appraisal is not performed, due to lack of comparable values or other reasons, the existing appraisal is utilized and discounted based on the age of the appraisal, condition of the subject property and overall economic conditions. After determining the collateral value as described, the fair value is calculated based on the determined collateral value less selling expenses. The potential for outdated appraisal values is considered in our determination of the allowance for loan losses through our analysis of various trends and conditions including the local economy, trends in charge offs and delinquencies, etc. and the related qualitative adjustments assigned by the Company.

Segments of loans with similar risk characteristics are collectively evaluated for impairment based on the segment’s historical loss experience adjusted for changes in trends, conditions and other relevant factors that affect repayment of the loans. Accordingly, the Company does not separately identify individual consumer and owner occupied residential loans for impairment measurements, unless such loans are the subject of a restructuring agreement due to financial difficulties of the borrower.

In the course of working with borrowers, the Company may choose to restructure the contractual terms of certain loans. In this scenario, the Company attempts to work out an alternative payment schedule with the borrower in order to optimize collectability of the loan. Any loans that are modified are reviewed by the Company to identify if a troubled debt restructuring (TDR) has occurred, which is when, for economic or legal reasons related to a borrower’s financial difficulties, the Company grants a concession to the borrower that it would not otherwise consider. Terms may be modified to fit the ability of the borrower to repay in line with its current financial status and the restructuring of the loan may include the transfer of assets from the borrower to satisfy the debt, a modification of loan terms or a combination of the two. If such efforts by the Company do not result in a satisfactory arrangement, the loan is referred to legal counsel, at which time foreclosure proceedings are initiated. At any time prior to a sale of the property at foreclosure, the Company may terminate foreclosure proceedings if the borrower is able to work out a satisfactory payment plan.

It is the Company’s policy to have any restructured loans which are on nonaccrual status prior to being restructured remain on nonaccrual status until six months of satisfactory borrower performance at which time management would consider its return to accrual status. If a loan was accruing at the time of restructuring, the Company reviews the loan to determine if it is appropriate to continue the accrual of interest on the restructured loan.

With regard to the determination of the amount of the allowance for credit losses, TDR loans are considered to be impaired. As a result, the determination of the amount of impaired loans for each portfolio segment within TDRs is the same as detailed previously.

Investment Securities

The amortized cost and approximate fair value of investment securities, together with gross unrealized gains and losses, at the dates indicated, are presented in the following table.

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
Available-for-sale Securities	Cost	Gains	Losses	Value

September 30, 2012
Federal Home Loan Mortgage Corporation (FHLMC) common stock	$46,105	$-	$(38,707)	$7,398

December 31, 2011
Federal Home Loan Mortgage Corporation (FHLMC) common stock	$46,105	$-	$(40,026)	$6,079

		Gross	Gross
	Amortized	Unrealized	Unrealized	Fair
Held-to-maturity Securities	Cost	Gains	Losses	Value

September 30, 2012
U.S. government agency bonds	$8,332,797	$208,853	$-	$8,541,650
Mortgage backed securities	2,870,936	208,935	(189)	3,079,682
Total	$11,203,733	$417,788	$(189)	$11,621,332

December 31, 2011
U.S. government agency bonds	$7,737,241	$201,294	$-	$7,938,535
Mortgage backed securities	3,657,784	212,083	(106)	3,869,761
Total	$11,395,025	$413,377	$(106)	$11,808,296

The amortized cost and fair value of held-to-maturity investment securities at September 30, 2012, by contractual maturity, are shown in the table below. Expected maturities will differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties. The FHLMC common stock has no stated maturity and is excluded from the following table.

	Amortized	Fair
	Cost	Value

Due in one year or less	$2,011,577	$2,030,760
Due after one year through five years	6,321,220	6,510,890
Mortgage backed securities	2,870,936	3,079,682
Total	$11,203,733	$11,621,332

The amortized cost and fair value of held-to-maturity investment securities at December 31, 2011, by contractual maturity, are shown in the table below. Expected maturities will differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties. The FHLMC common stock has no stated maturity and is excluded from the following table.

	Amortized	Fair
	Cost	Value

Due in one year or less	$1,506,794	$1,524,745
Due after one year through five years	6,230,447	6,413,790
Mortgage backed securities	3,657,784	3,869,761
Total	$11,395,025	$11,808,296

Certain investments in debt and marketable equity securities are reported in the financial statements at an amount less than their historical cost. The total fair value of these investments at September 30, 2012 and December 31, 2011, was $33,408 and $33,003, respectively, which approximates ..3 percent and .3 percent, respectively, of the fair value of the Company’s total available-for-sale and held-to-maturity investment portfolio. These declines primarily resulted from recent changes in market rates and changes in the credit markets. Based on evaluation of available evidence, including recent changes in market interest rates, credit rating information and information obtained from regulatory filings, management believes that the declines in fair value for these securities are temporary. Should the impairment of any of these securities become other than temporary, the cost basis of the investment will be reduced and the resulting loss recognized in net income in the period the other-than-temporary impairment is identified. The Company does not intend to sell the investments, and it is more likely than not, the Company will not have to sell the investments before recovery of their cost basis, therefore, the Company does not consider these investments to be other-than-temporarily impaired.

The following table shows the fair value and gross unrealized losses, as of the dates indicated, aggregated by investment category, of individual securities that have been in a continuous unrealized loss position for the indicated length of time.

	September 30, 2012
	Less than 12 months		12 months or more		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses

FHLMC common stock	$-	$-	$7,398	$38,707	$7,398	$38,707
U.S. government agency bonds	-	-	-	-	-	-
Mortgage-backed securities	26,010	189	-	-	26,010	189
Total	$26,010	$189	$7,398	$38,707	$33,408	$38,896

	December 31, 2011
	Less than 12 months		12 months or more		Total
	Fair	Unrealized	Fair	Unrealized	Fair	Unrealized
	Value	Losses	Value	Losses	Value	Losses

FHLMC common stock	$-	$-	$6,079	$40,026	$6,079	$40,026
U.S. government agency bonds	-	-	-	-	-	-
Mortgage-backed securities	26,924	106	-	-	26,924	106
Total	$26,924	$106	$6,079	$40,026	$33,003	$40,132

Investment securities with a carrying value of $2,912,157 and $2,944,168 at September 30, 2012 and December 31, 2011, respectively, were pledged as collateral for certain customer deposits.

Loans and Allowance for Loan Losses

Loans receivable are summarized by class of loan, as of the dates indicated, in the following table.

	September 30,	December 31,
	2012	2011

Real estate mortgage loans
1-to-4 family residential
Owner occupied	$39,869,634	$42,387,427
Nonowner occupied	33,706,246	37,047,742
Multi-family residential, nonresidential and land	20,531,774	22,512,360
Construction	1,164,822	1,136,420
Commercial loans	3,632,869	3,673,162
Consumer loans	1,669,283	2,134,377
Subtotal	100,574,628	108,891,488
Less: Net deferred loan origination fees	(125,048)	(128,307)
Loans receivable	$100,449,580	$108,763,181

The risk characteristics of each loan portfolio class are as follows:

Real Estate Lending. The primary lending activity of the Company is the origination of 1-4 family residential real estate first mortgage loans for the purpose of purchasing residences, refinancing existing residential loans or the construction of new residences. Repayment of owner occupied residential loans and to a lesser extent of nonowner occupied residential loans to smaller borrowers is primarily dependent on the personal income of the borrowers, which can be impacted by economic conditions in their market areas, such as unemployment levels. Repayment can also be impacted by changes in property values on residential properties. Risk is mitigated by the fact that the loans are of smaller individual amounts and spread over a large number of borrowers. Loans of this type are generally limited to loan-to-values ratios of 85 percent with a maximum of
89.9 percent for owner occupied loans.

A secondary lending activity is the origination of loans secured by multi-family residential, nonresidential real estate and land. Real estate loans that are commercial in nature are viewed primarily as cash flow loans and secondarily as loans secured by real estate. Commercial real estate lending, including nonowner occupied 1-4 family residential to larger borrowers, typically involves higher loan principal amounts and the repayment of these loans is generally dependent on the successful operation of the property securing the loan or the business conducted on the property securing the loan. Commercial real estate loans may be more adversely affected by conditions in the real estate markets or in the general economy. The characteristics of properties securing the Company’s commercial real estate portfolio are diverse, but with geographic location almost entirely in the Company’s market area. Management monitors and evaluates commercial real estate loans based on the financial condition of the borrower, collateral, geography and risk grade criteria. Loans of this type are generally limited to loan-to-values ratios of 80 percent.

Commercial Lending. The Company originates on a limited basis commercial nonreal estate loans. Such loans are primarily based on the identified cash flows of the borrower and secondarily on the underlying collateral provided by the borrower. The cash flows of borrowers, however, may not be as expected and the collateral securing these loans may fluctuate in value. Most commercial loans are secured by the assets being financed or other business assets, such as accounts receivable or inventory, and may include a personal guarantee. Short-term loans may be made on an unsecured basis. In the case of loans secured by accounts receivable, the availability of funds for the repayment of these loans may be substantially dependent on the ability of the borrower to collect amounts due from its customers.

Consumer Lending. Consumer personal loans, which are originated by the Company primarily to its existing customer base, are secured by consumer personal assets, such as automobiles or recreational vehicles. Some consumer personal loans are unsecured, such as small installment loans and certain lines of credit. Repayment of these loans is primarily dependent on the personal income of the borrowers, which can be impacted by economic conditions in their market areas, such as unemployment levels. Repayment can also be impacted by changes in property values on residential properties. Risk is mitigated by the fact that the loans are of smaller individual amounts and spread over a large number of borrowers.

Nonaccrual and other nonperforming loans are summarized by class of loan, as of the dates indicated, in the following table. Nonperforming loans include loans on nonaccrual and loans greater than 90 days past due and still accruing interest.

	September 30,	December 31,
	2012	2011
Loans accounted for on a nonaccrual basis
Real estate mortgage loans
1-to-4 family residential
Owner occupied	$843,121	$628,520
Non-owner occupied	1,716,657	2,628,688
Multi-family residential, nonresidential and land	-	276,813
Commercial loans	18,875	18,875
Consumer loans	5,452	1,463

Subtotal	2,584,105	3,554,359

Accruing loans which are contractually past due 90 days or more
Real estate mortgage loans
1-to-4 family residential
Owner occupied	319,083	669,516
Non-owner occupied	212,291	85,166
Multi-family residential, non-residential and land	35,819	36,873
Commercial loans	215,355	-
Consumer loans	21,188	9,925

Subtotal	803,736	801,480

Total nonperforming loans	$3,387,841	$4,355,839

A loan portfolio aging analysis segregated by class, as of the date indicated, is presented in the following table.

	September 30, 2012
							Total
	30-59	60-89	Greater	Total			Loans >
	Days	Days	than	Past		Total	90 days &
	Past Due	Past Due	90 Days	Due	Current	Loans	Accruing
Real estate loans
1-4 family residential
Owner occupied	$411,061	$519,450	$1,162,205	$2,092,716	$37,776,918	$39,869,634	$319,083
Non-owner occupied	1,596,461	325,848	1,762,483	3,684,792	30,021,454	33,706,246	212,291
Multi-family residential nonresidential and land	529,597	130,286	35,819	695,702	19,836,072	20,531,774	35,819
Construction	-	-	-	-	1,164,822	1,164,822	-
Commercial loans	-	9,606	215,355	224,961	3,407,908	3,632,869	215,355
Consumer loans	63,461	-	26,640	90,101	1,579,182	1,669,283	21,189

Total	$2,600,580	$985,190	$3,202,502	$6,788,272	$93,786,356	$100,574,628	$803,737

	December 31, 2011
							Total
	30-59	60-89	Greater	Total			Loans >
	Days	Days	than	Past		Total	90 days &
	Past Due	Past Due	90 Days	Due	Current	Loans	Accruing
Real estate loans
1-4 family residential
Owner occupied	$922,341	$350,675	$1,298,035	$2,571,051	$39,816,376	$42,387,427	$669,516
Non-owner occupied	573,357	1,448,732	2,108,482	4,130,571	32,917,171	37,047,742	85,166
Multi-family residential nonresidential and land	253,822	-	313,687	567,509	21,944,851	22,512,360	36,873
Construction	-	-	-	-	1,136,420	1,136,420	-
Commercial loans	-	9,647	-	9,647	3,663,515	3,673,162	-
Consumer loans	28,575	2,542	11,388	42,505	2,091,872	2,134,377	9,925

Total	$1,778,095	$1,811,596	$3,731,592	$7,321,283	$101,570,205	$108,891,488	$801,480

Internal Risk Categories. As part of the on-going monitoring of the credit quality of the Company’s loan portfolio, management tracks certain credit quality indicators. The Company utilizes a risk matrix to assign a rating to each of its loans and risk grades are evaluated on a quarterly basis or as new information becomes available. A description of the general characteristics of the rating grades is as follows:

Pass: A loan graded as pass is a loan whose collateral fully complies with the Company’s loan-to-value guidelines to a borrower that has sufficient cash flow for debt service, that has other sources of repayment from liquid assets, that has a solid payment history and that is of strong character. The loan could have some minor deviations that do not adversely affect the credit quality of the loan or could exhibit certain trends and conditions with possible concerns which could need some attention.

Special Mention: A loan graded special mention has potential weaknesses that deserve management’s close attention. If left uncorrected, these potential weaknesses may result in deterioration of the repayment prospects for the loan or in the institutions’ credit position at some future date. Special mention loans do not expose the Company to sufficient risk to warrant substandard classification.

Substandard: A loan graded substandard is inadequately protected by current sound worth and paying capacity of the obligor or by the collateral pledged, if any. Loans so classified have a well-defined weakness or weaknesses that jeopardize the repayment or liquidation of the debt. They are characterized by the distinct possibility that the institution will sustain some loss if the deficiencies are not corrected.

Doubtful: A loan graded doubtful has all the weaknesses inherent in one classified substandard with the added characteristic that the weaknesses make collection or liquidation in full, on the basis of currently known facts, condition and values, highly questionable and improbable.

Loss: A loan graded loss is considered uncollectible, and are of such little value that its continuance on the books is not warranted. This classification does not mean that the assets has absolutely no recovery or salvage value, but rather it is not practical or desirable to defer writing off this basically worthless loan even though partial recovery may be affected in the future.

The credit risk profile of the loan portfolio based on rating grades is summarized by type of loan, as of the date indicated, in the following table.

	September 30, 2012
		1-to-4	1-to-4	Multi–
		Family	Family	Family,
		Owner	Nonowner	Nonresidential
	Total	Occupied	Occupied	Land	Constr’n	Comm’l	Consumer
	Loans	Loans	Loans	Loans	Loans	Loans	Loans
Rating
Pass	$89,384,864	$36,785,722	$29,292,665	$18,373,476	$1,164,822	$2,218,137	$1,550,042
Special Mention	6,415,651	1,579,598	1,189,453	2,158,298	-	1,395,857	92,445
Substandard	4,774,113	1,504,314	3,224,128	-	-	18,875	26,796
Doubtful	-	-	-	-	-	-	-

Total	$100,574,628	$39,869,634	$33,706,246	$20,531,774	$1,164,822	$3,632,869	$1,669,283

	December 31, 2011
		1-to-4	1-to-4	Multi–
		Family	Family	Family,
		Owner	Nonowner	Nonresidential
	Total	Occupied	Occupied	Land	Constr’n	Comm’l	Consumer
	Loans	Loans	Loans	Loans	Loans	Loans	Loans
Rating
Pass	$99,797,032	$39,766,200	$31,499,580	$21,781,076	$1,136,420	$3,534,988	$2,078,768
Special Mention	3,586,892	1,429,804	1,529,173	454,470	-	119,299	54,146
Substandard	5,507,564	1,191,423	4,018,989	276,814	-	18,875	1,463
Doubtful	-	-	-	-	-	-	-

Total	$108,891,488	$42,387,427	$37,047,742	$22,512,360	$1,136,420	$3,673,162	$2,134,377

The balance in the allowance for loan losses and the recorded investment in loans based on portfolio segment and impairment method, as of the date indicated, is presented in the following table.

	September 30, 2012
		1-to-4	1-to-4	Multi-
		Family	Family	Family,
		Owner	Nonowner	Nonresidential
		Occupied	Occupied	Land	Constr’n	Comm’l	Consumer
	Total	Loans	Loans	Loans	Loans	Loans	Loans

Allowance for loan losses

Balance, beginning of year	$1,847,723	$122,733	$1,328,730	$185,800	$12,047	$172,819	$25,594
Provision charged to expense	450,000	62,362	217,545	151,979	158	(7,281)	25,237
Losses charged off	510,738	54,327	349,258	94,725	-	-	12,428
Recoveries	4,600	3,600	-	-	-	1,000	-
Balance, end of year	$1,791,585	$134,368	$1,197,017	$243,054	$12,205	$166,538	$38,403

Ending balance individually evaluated for impairment	$471,600	$-	$458,600	$-	$-	$13,000	$-
Ending balance collectively evaluated for impairment	$1,319,985	$134,368	$738,417	$243,054	$12,205	$153,538	$38,403

Loans
Balance, end of year	$100,574,628	$39,869,634	$33,706,246	$20,531,774	$1,164,822	$3,632,869	$1,669,283
Ending balance individually evaluated for impairment	$1,646,141	$-	$1,627,266	$-	$-	$18,875	$-
Ending balance collectively evaluated for impairment	$98,928,487	$39,869,634	$32,078,980	$20,531,774	$1,164,822	$3,613,994	$1,669,283

	December 31, 2011
		1-to-4	1-to-4	Multi-
		Family	Family	Family,
		Owner	Nonowner	Nonresidential
		Occupied	Occupied	Land	Constr’n	Comm’l	Consumer
	Total	Loans	Loans	Loans	Loans	Loans	Loans

Allowance for loan losses

Balance, beginning of year	$1,699,292	$116,498	$1,002,272	$258,421	$38,768	$254,600	$28,733
Provision charged to expense	725,000	6,235	658,707	136,779	(26,721)	(63,818)	13,818
Losses charged off	583,148	-	332,500	209,400	-	20,700	20,548
Recoveries	6,579	-	251	-	-	2,737	3,591
Balance, end of year	$1,847,723	$122,733	$1,328,730	$185,800	$12,047	$172,819	$25,594

Ending balance individually evaluated for impairment	$545,000	$-	$533,000	$-	$-	$12,000	$-
Ending balance collectively evaluated for impairment	$1,302,723	$122,733	$795,730	$185,800	$12,047	$160,819	$25,594

Loans
Balance, end of year	$108,891,488	$42,387,427	$37,047,742	$22,512,360	$1,136,420	$3,673,162	$2,134,377
Ending balance individually evaluated for impairment	$2,794,365	$-	$2,498,676	$276,814	$-	$18,875	$-
Ending balance collectively evaluated for impairment	$106,097,123	$42,387,427	$34,549,066	$22,235,546	$1,136,420	$3,654,287	$2,134,377

A loan is considered impaired, in accordance with the impairment accounting guidance (ASC 310-10-35-16), when based on current information and events, it is probable the Bank will be unable to collect all amounts due from the borrower in accordance with the contractual terms of the loan. Impaired loans include nonperforming commercial and 1-4 family residential nonowner occupied loans but also include loans modified in troubled debt restructurings where concessions have been granted to borrowers experiencing financial difficulties.

Impaired loans, segregated by class, are presented for the date indicated in the following table.

	September 30, 2012
				Average
		Unpaid		Investment	Interest
	Recorded	Principal	Specific	in Impaired	Income
	Balance	Balance	Allowance	Loans	Recognized
Loans without a specific valuation allowance
1-4 family residential nonowner occupied	$305,784	$305,784	$-	$389,403	$14,635
Multi-family residential, nonresidential and land	$-	$-	$-	$46,135	$-
Commercial nonmortgage	$-	$-	$-	$-	$-

Loans with a specific valuation allowance
1-4 family residential nonowner occupied	$1,321,482	$1,321,482	$458,600	$1,548,044	$28,691
Multi-family residential, nonresidential and land	$-	$-	$-	$93,838	$-
Commercial non-mortgage	$18,875	$18,875	$13,000	$18,875	$1,275

Total loans
1-4 family residential nonowner occupied	$1,627,266	$1,627,266	$458,600	$1,937,447	$43,326
Multi-family residential, nonresidential and land	$-	$-	$-	$139,973	$-
Commercial nonmortgage	$18,875	$18,875	$13,000	$18,875	$1,275

	December 31, 2011
				Average
		Unpaid		Investment	Interest
	Recorded	Principal	Specific	in Impaired	Income
	Balance	Balance	Allowance	Loans	Recognized
Loans without a specific valuation allowance
1-4 family residential nonowner occupied	$469,711	$469,711	$-	$856,026	$18,760
Multi-family residential, nonresidential and land	$276,814	$276,814	$-	$124,143	$-
Commercial nonmortgage	$-	$-	$-	$-	$-

Loans with a specific valuation allowance
1-4 family residential nonowner occupied	$2,028,965	$2,028,965	$533,000	$1,840,482	$106,882
Multi-family residential, nonresidential and land	$-	$-	$-	$133,000	$5,000
Commercial non-mortgage	$18,875	$18,875	$12,000	$81,563	$1,749

Total loans
1-4 family residential nonowner occupied	$2,498,676	$2,498,676	$533,000	$2,696,508	$125,642
Multi-family residential, nonresidential and land	$276,814	$276,814	$-	$257,143	$5,000
Commercial nonmortgage	$18,875	$18,875	$12,000	$81,563	$1,749

Cash basis interest is substantially the same as interest income recognized for the nine months ended September 30, 2012 and the year ended December 31, 2011.

Included in certain loan categories of impaired loans are troubled debt restructurings that were classified as impaired. The modification of terms of such loans included one or a combination of the following: an extension of maturity, a reduction of the stated interest rate or a permanent reduction of the recorded investment in the loan. A summary of troubled debt restructurings, as of the dates indicated, is presented in the following table:

	September 30,	December 31,
	2012	2011

1-to-4 family residential real estate, nonowner occupied	$893,218	$887,568

No troubled debt restructurings occurred during the nine months ended on September 30, 2012 or the year ended December 31, 2011.

Disclosures About Fair Value of Financial Instruments

ASC Topic 820, Fair Value Measurements, defines fair value as the price that would be received to sell as asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. Topic 820 also specifies a fair value hierarchy which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. The standard describes three levels of inputs that may be used to measure fair value:

Level 1	Quoted prices in active markets for identical assets or liabilities

Level 2	Observable inputs other than Level 1 prices, such as quoted prices for similar assets or liabilities, quoted prices in markets that are not active or other inputs that are observable or can be corroborated by observable market data for substantially the full term of the assets or liabilities

Level 3	Unobservable inputs that are supported by little or no market activity and that are significant to the fair value of the assets or liabilities

Following is a description of the valuation methodologies used for assets and liabilities measured at fair value on a recurring basis and recognized in the accompanying balance sheets, as well as the general classification of such assets pursuant to the valuation hierarchy.

Available-for-sale Securities. Where quoted market prices are available in an active market, securities are classified within Level 1 of the valuation hierarchy. Level 1 securities include all equity securities owned by the Company. If quoted market prices are not available, then fair values are estimated by using pricing models, quoted prices of securities with similar characteristics or discounted cash flows and are classified within Level 2 of the valuation hierarchy. In certain cases where Level 1 or Level 2 inputs are not available, securities are classified within Level 3 of the hierarchy. The FHLMC equity securities are classified as Level 1 inputs.

The following table presents the fair value measurements of assets recognized in the accompanying balance sheets measured at fair value on a recurring basis and the level within the ASC Topic 820 fair value hierarchy in which the fair value measurements fall as of the dates indicated.

September 30, 2012
Fair Value Measurements Using
Quoted Prices
		in Active	Significant
		Markets for	Other	Significant
		Identical	Observable	Unobservable
		Assets	Inputs	Inputs
	Fair Value	(Level 1)	(Level 2)	(Level 3)

FHLMC common stock	$7,398	$7,398	$-	$-

December 31, 2011
Fair Value Measurements Using
Quoted Prices
		in Active	Significant
		Markets for	Other	Significant
		Identical	Observable	Unobservable
		Assets	Inputs	Inputs
	Fair Value	(Level 1)	(Level 2)	(Level 3)

FHLMC common stock	$6,079	$6,079	$-	$-

Following is a description of the valuation methodologies used for assets measured at fair value on a nonrecurring basis and recognized in the accompanying balance, as well as the general classification of such assets and liabilities pursuant to the valuation hierarchy.

Impaired Loans. Loans for which it is probable that the Company will not collect all principal and interest due according to contractual terms are measured for impairment. Allowable methods for estimating fair value include using the fair value of the collateral for collateral dependent loans.

If the impaired loan is identified as collateral dependent, then the fair value method of measuring the amount of impairment is utilized. This method requires obtaining a current independent appraisal of the collateral and applying a discount factor to the value. Impaired loans are classified within Level 3 of the fair value hierarchy.

Real Estate Owned. Real estate owned are nonfinancial assets subject to nonrecurring fair value adjustments to reflect partial write-downs that are based on the observable market price or current appraised value of the collateral less costs to sell. Real estate owned is classified within Level 3 of the fair value hierarchy.

The following table presents the fair value measurement of assets measured at fair value on a nonrecurring basis and the level with the ASC Topic 820 fair value hierarchy in which the fair value measurements fall as of the dates indicated.

September 30, 2012
Fair Value Measurements Using
Quoted Prices
		in Active	Significant
		Markets for	Other	Significant
		Identical	Observable	Unobservable
		Assets	Inputs	Inputs
	Fair Value	(Level 1)	(Level 2)	(Level 3)

Impaired loans	$862,882	$-	$-	$862,882
Real estate owned	$481,277	$-	$-	$481,277

December 31, 2011
Fair Value Measurements Using
Quoted Prices
		in Active	Significant
		Markets for	Other	Significant
		Identical	Observable	Unobservable
		Assets	Inputs	Inputs
	Fair Value	(Level 1)	(Level 2)	(Level 3)

Impaired loans	$1,436,033	$-	$-	$1,436,033
Real estate owned	$666,898	$-	$-	$666,898

The following methods were used to estimate the fair value of all other financial instruments recognized in the accompanying balance sheets at amounts other than fair value.

Cash and Cash Equivalents, Interest-bearing Deposits and FHLB Stock.  The carrying amounts reported on the balance sheet for cash and short-term instruments approximate those assets’ fair values.

Held-to-Maturity Securities.  Fair values for investment securities are based on quoted market prices, where available. If quoted market prices are not available, fair values are based on quoted market prices of comparable instruments.

Loans Receivable.  The fair value of loans is estimated by discounting the future cash flows using the market rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities. Loans with similar characteristics are aggregated for purposes of the calculation.

Accrued Interest Receivable.  The carrying amount approximates its fair value.

Deposits.  Deposits include demand deposits, savings accounts, NOW accounts and certain money market deposits. The carrying amount approximates fair value. The fair value of fixed-maturity time deposits is estimated using a discounted cash flow calculation that applies the rates currently offered for deposits of similar remaining maturities.

Federal Home Loan Bank Advances.  Rates currently available to the Bank for debt with similar terms and remaining maturities are used to estimate the fair value of existing debt.

Interest Payable and Advances From Borrowers for Taxes and Insurance.  The carrying amounts reported on the balance sheet for short-term liabilities approximate those liabilities’ fair values.

Off-Balance Sheet Instruments.  The fair value of off-balance sheet, credit-related financial instruments are based on fees currently charged to enter into similar agreements, taking into account the remaining terms of the agreements and the counterparties’ credit standing.

The estimated fair values of the Company’s financial instruments, as of the dates indicated, are presented in the following table.

	September 30,		December 31,
	2012		2011
	Carrying	Fair	Carrying	Fair
	Amount	Value	Amount	Value
	(In thousands)
Assets
Cash and interest bearing deposits	$7,917	$7,917	$2,370	$2,370
Securities available-for-sale	$7	7	$6	6
Securities held-to-maturity	$11,204	$11,621	$11,395	$11,808
Loans receivable, net	$100,285	$100,355	$106,915	$106,998
Federal Home Loan Bank stock	$2,091	$2,091	$2,091	$2,091
Accrued interest receivable	$560	$560	$556	$556

Liabilities
Deposits	$101,822	$104,215	$100,605	$102,974
Federal Home Loan Bank advances	$9,000	$9,181	$13,000	$13,309
Accrued interest payable	$25	$25	$24	$24
Advance payments by borrowers for taxes and insurance	$172	$172	$26	$26

Unrecognized Financial Instruments
Loan commitments	-	-	-	-
Unused lines of credit	-	-	-	-
Letters of credit	-	-	-	-

Merger Agreement With Kentucky First Federal Bancorp

On November 3, 2011, the Company executed an Agreement of Merger (Agreement) with Kentucky First Federal Bancorp (Kentucky First). Upon the terms and subject to the conditions set forth in this Agreement, the Company will merge with and into Kentucky First (Merger) at the effective time (the future date and time the Merger becomes effective). At the effective time, the separate corporate existence of the Company shall cease. Kentucky First shall be surviving corporation in the Merger and its name and separate corporate existence, with all of its rights, privileges, immunities, powers and franchises, shall continue unaffected by the Merger. Kentucky First is a registrant which files with the Securities and Exchange Commission (SEC).

Subject to the provisions of the Agreement, by virtue of the Merger, automatically and without any action on the part of the holder thereof, with respect to the holder’s shares of CKF Bancorp Common Stock issued and outstanding at the effective time, other than excluded shares, as provided in and subject to the limitations set forth is this Agreement, the holder may elect to receive in exchange for 100 percent of his or her shares (i) $9.50 in cash without interest for each share of CKF Bancorp Common Stock held by such holder (Cash Consideration), (ii) the number of shares of Kentucky First Common Stock, par value $.01 per share (Kentucky First Common Stock), equal to the exchange ratio, as defined below, for each share of CKF Bancorp Common Stock held by such holder (the Stock Consideration) or (iii) a combination of the Cash Consideration for 40 percent of the shares held by such holder and the Stock Consideration for 60 percent of the shares held by such holder. The Cash Consideration and Stock Consideration are sometimes referred to herein collectively as the “Merger Consideration.”

The Exchange Ratio shall be 1.0556 if the Kentucky First price, as defined below, is at or above $9.00. If the Kentucky First price is at or below $7.50, then the exchange ratio shall be 1.2667. If the Kentucky First price is below $9.00 but above $7.50, then the exchange ratio shall be equal to $9.50 divided by a number equal to the Kentucky First price (rounded to the nearest ten-thousandth). Kentucky First price means the average of the daily sales price (the average of the high and low sales price, rounded up to the nearest cent) of Kentucky First Common Stock, as reported on the Nasdaq Global Market, for the 10 latest trading days, as defined below, preceding the date that is four business days prior to the closing date (Measurement Period). Trading day means any day on which at least 100 shares of Kentucky First Common Stock are traded as reported on the Nasdaq Global Market.

The Company has certain compensation, retirement, employment and other agreements and benefit plans that contain provisions for acceleration of payment of benefits in the event of a change in control and the Merger Agreement contains certain provisions that accelerate certain payments. This Merger Agreement contains provisions that could trigger the accrual of certain liabilities upon approval by the shareholders of the merger in 2012.

Approval of this agreement has been granted by the shareholders of the Company, Kentucky First and the primary regulators of both companies.